                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION





                            Institutional Classes of

                                AIM CHARTER FUND

                             AIM CONSTELLATION FUND

                               AIM WEINGARTEN FUND




                              (Series Portfolios of
                                AIM EQUITY FUNDS)


                                11 Greenway Plaza
                                    Suite 100
                             Houston, TX 77046-1173
                                 (713) 626-1919


                                -----------------


          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS
                    AND IT SHOULD BE READ IN CONJUNCTION WITH
                     A PROSPECTUS OF THE ABOVE-NAMED FUNDS,
                 A COPY OF WHICH MAY BE OBTAINED FREE OF CHARGE
                      FROM AUTHORIZED DEALERS OR BY WRITING
                             FUND MANAGEMENT COMPANY
                          11 GREENWAY PLAZA, SUITE 100
                             HOUSTON, TX 77046-1173
                          OR BY CALLING (800) 659-1005.



                               -----------------



      Statement of Additional Information dated June 21, 2000, as revised
       February 22, 2001 relating to the Prospectus dated June 21, 2000

                                TABLE OF CONTENTS

                                                                                          Page
INTRODUCTION.................................................................................1

GENERAL INFORMATION ABOUT THE TRUST..........................................................1

        The Trust and Its Shares.............................................................1

PERFORMANCE..................................................................................3

        Total Return Calculations............................................................4
        Yield Quotations.....................................................................4
        Historical Portfolio Results.........................................................4

PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................................5

        General Brokerage Policy.............................................................5
        Allocation of Portfolio Transactions.................................................6
        Allocation of IPO Securities Transactions............................................6
        Section 28(e) Standards..............................................................7
        Transactions with Regular Brokers....................................................8
        Brokerage Commissions Paid...........................................................8
        Portfolio Turnover...................................................................8

INVESTMENT STRATEGIES AND RISKS..............................................................8

        Real Estate Investment Trusts ("REITS").............................................11
        Foreign Securities..................................................................11
        Foreign Exchange Transactions.......................................................12
        Illiquid Securities.................................................................13
        Rule 144A Securities................................................................13
        Repurchase Agreements...............................................................13
        Reverse Repurchase Agreements.......................................................13
        Special Situations..................................................................14
        Short Sales.........................................................................14
        Margin Transactions.................................................................14
        Warrants............................................................................15
        Securities Issued on a When-Issued or Delayed Delivery Basis........................15
        Lending of Portfolio Securities.....................................................15
        Interfund Loans.....................................................................15
        Equity-Linked Derivatives...........................................................16
        Borrowing...........................................................................16
        Investment in Unseasoned Issuers....................................................16
        Investment in Other Investment Companies............................................16
        Temporary Defensive Investments.....................................................16

OPTIONS, FUTURES AND CURRENCY STRATEGIES....................................................17

        Introduction........................................................................17
        General Risks of Options, Futures and Currency Strategies...........................17
        Cover...............................................................................18
        Writing Call Options................................................................18
        Writing Put Options.................................................................18
        Purchasing Put Options..............................................................19
        Purchasing Call Options.............................................................19
        Over-The-Counter Options............................................................19

        Index Options.......................................................................20
        Limitations on Options..............................................................20
        Interest Rate, Currency and Stock Index Futures Contracts...........................20
        Options on Futures Contracts........................................................21
        Forward Contracts...................................................................22
        Limitations on Use of Futures, Options on Futures and Certain Options on Currencies.22

INVESTMENT RESTRICTIONS.....................................................................22

        Fundamental Restrictions............................................................22
        Non-Fundamental Restrictions........................................................23

MANAGEMENT..................................................................................24

        Trustees and Officers...............................................................24
               Remuneration of Trustees.....................................................27
               AIM Funds Retirement Plan for Eligible Directors/Trustees....................28
               Deferred Compensation Agreements.............................................29

INVESTMENT ADVISORY AND OTHER SERVICES......................................................30

THE DISTRIBUTOR.............................................................................33

HOW TO PURCHASE AND REDEEM SHARES...........................................................34

NET ASSET VALUE DETERMINATION...............................................................34

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS....................................................35

        Reinvestment of Dividends and Distributions.........................................35
        Tax Matters.........................................................................35
        Qualification as a Regulated Investment Company.....................................35
        Determination of Taxable Income of a Regulated Investment Company...................36
        Excise Tax on Regulated Investment Companies........................................37
        Fund Distributions..................................................................37
        Sale or Redemption of Shares........................................................39
        Foreign Shareholders................................................................39
        Effect of Future Legislation; Local Tax Considerations..............................40

SHAREHOLDER INFORMATION.....................................................................40

MISCELLANEOUS INFORMATION...................................................................41

        Charges for Certain Account Information.............................................41
        Audit Reports.......................................................................41
        Legal Matters.......................................................................41
        Custodian and Transfer Agent........................................................41
        Principal Holders of Securities.....................................................42
        Other Information...................................................................51

APPENDIX...................................................................................A-1

FINANCIAL STATEMENTS........................................................................FS

                                  INTRODUCTION

        AIM Equity Funds (the "Trust") is a series mutual fund. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. This information is included in a Prospectus dated June 21, 2000 (the "Prospectus"), which relates to the Institutional Classes of the following portfolios of the
Trust: AIM Charter Fund ("Charter"), AIM Constellation Fund ("Constellation") and AIM Weingarten Fund ("Weingarten") (individually a "Fund" and collectively, the "Funds"). Additional copies of the Prospectus and this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Funds' shares, A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, Texas 77210-4739 or by calling (800) 659-1005. Investors must receive a Prospectus before they invest.

        This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Funds. Some of the information required to be in this Statement of Additional Information is also included in the Prospectus; and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the Trust's Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges described under its rules and regulations.


                       GENERAL INFORMATION ABOUT THE TRUST

THE TRUST AND ITS SHARES

        The Trust currently is organized as a Delaware business trust under an Agreement and Declaration of Trust, dated December 6, 1999, as amended (the "Trust Agreement"). The Trust was previously organized as AIM Equity Funds, Inc. ("AEF"), a Maryland corporation. Pursuant to an Agreement and Plan of Reorganization, the AEF Funds (defined below) were reorganized on June 21, 2000 as portfolios of the Trust, which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end series management investment company.

        Under the Trust Agreement, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust. The Trust currently consists of eleven separate portfolios: AIM Aggressive Growth Fund ("Aggressive Growth"), AIM Blue Chip Fund ("Blue Chip"), AIM Capital Development Fund ("Capital Development"), Charter, Constellation, AIM Dent Demographic Trends Fund ("Demographic Trends"), AIM Emerging Growth Fund ("Emerging Growth"), AIM Large Cap Basic Value Fund ("Large Cap Basic Value"), AIM Large Cap Growth Fund ("Large Cap Growth"), AIM Mid Cap Growth Fund ("Mid Cap") and Weingarten (each an "AEF Fund" and collectively, the "AEF Funds"). Charter, Weingarten and Constellation each have four separate classes:
Class A, Class B and Class C and an Institutional Class. Aggressive Growth, Blue Chip, Capital Development, Demographic Trends, Emerging Growth, Large Cap Basic Value, Large Cap Growth and Mid Cap each have three classes of shares: Class A, Class B and Class C shares. Class A shares (sold with a front-end sales charge) and Class B and Class C shares (each sold with a contingent deferred sales charge) of the AEF Funds are also referred to as the Retail Classes. Prior to October 15, 1993, Aggressive Growth was a portfolio of AIM Funds Group ("AFG"), a Massachusetts business trust. Pursuant to an Agreement and Plan of Reorganization between AFG and AEF, Aggressive Growth was redomesticated as a portfolio of AEF. Blue Chip acquired the investment portfolio of Baird Blue Chip Fund, Inc. (the "BBC Fund"), a registered management investment company, on June 3, 1996, in a corporate reorganization. Capital Development acquired substantially all of the assets of Baird Capital Development Fund, Inc., a registered management investment company, on August 12, 1996 in a corporate reorganization.

        Pursuant to the Agreement and Plan of Reorganization, the Funds succeeded to the assets and assumed the liabilities of the series portfolios with corresponding names (the "Predecessor Funds") of AEF. All historical financial and other information contained in this Statement of Additional Information for periods prior to June 21, 2000 relating to the AEF Funds (or a class thereof) is that of the Predecessor Funds (or the corresponding class thereof).

        Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of the Trust in certain circumstances. For information concerning the methods of redemption, investors should consult the Prospectuses under the caption "Redeeming Shares."

        This Statement of Additional Information relates solely to the Institutional Classes of the Funds.

        The assets received by the Trust from the issue or sale of shares of each of its series of shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the appropriate Fund. They constitute the underlying assets of each Fund, are required to be segregated on the Trust's books of account, and are to be charged with the expenses with respect to such Fund and its respective classes. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.

        Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each class represents interests in the same portfolio of investments but, as further described in the Prospectuses, each such class is subject to differing sales charges and expenses, which differences will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

        The Trust is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of a Fund will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.

        Shares of the Retail Class and the Institutional Class of each Fund have equal rights and privileges. Each share of a particular class is entitled to one vote, to participate equally in dividends and distributions declared by the Trust's Board of Trustees with respect to the class of such Fund and, upon liquidation of the Fund, to participate proportionately in the net assets of the Fund allocable to such class remaining after satisfaction of outstanding liabilities of the Fund allocable to such class. Fund shares are fully paid, non-assessable and fully transferable when issued and have no preemptive rights and have such conversion and exchange rights as set forth in the Prospectus and this Statement of Additional Information. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

        Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the different classes of shares, where applicable, of a Fund. However, on matters affecting one portfolio of the Trust or one class of shares, a separate vote of shareholders of that portfolio or class is required. Shareholders of a portfolio or class are not entitled to vote on any matter which does not affect that portfolio or class but which requires a separate vote of another portfolio or class. An example of a matter which would be voted on separately by shareholders of a portfolio is the approval of an advisory agreement, and an example of a matter which would be voted on separately by shareholders of a class of shares is approval of a distribution plan.

        Shareholders of the Funds do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all Funds voting together for election of trustees may elect all of the members of the Board of Trustees of the Trust. In such event, the remaining holders cannot elect any trustees of the Trust.

        The Trust Agreement provides that the trustees of the Trust shall hold office during the existence of the Trust, except as follows: (a) any trustee may resign or retire; (b) any trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust, or at any time by written instrument signed by at least two-thirds of the trustees and specifying when such removal becomes effective; or (c) any trustee who has died or become incapacitated and is unable to serve may be retired by a written instrument signed by a majority of the trustees and specifying the date of his or her retirement.

        Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations or liability extended to shareholders of private for-profit corporations, however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations and wherein the complaining party was held not to be bound by the disclaimer.

        The Trust Agreement further provides that the trustees and officers will not be liable for any act, omission or obligation of the Trust or any trustee or officer. However, nothing in the Trust Agreement protects a trustee or officer against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust. The Trust Agreement provides for indemnification by the Trust of the trustees, officers, employees and agents of the Trust, if it is determined that such person acted in good faith, and reasonably believed: (1) in the case of conduct in his or her official capacity for the Trust, that his or her conduct was in the Trust's best interests, (2) in all other cases, that his or her conduct was at least not opposed to the Trust's best interests and (3) in a criminal proceeding, that he or she had no reason to believe that his or her conduct was unlawful. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.


                                   PERFORMANCE

        Each Fund's performance may be quoted in advertising in terms of yield or total return.

        The total return shows the overall change in value of a Fund's Institutional Class, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested and that all expenses are deducted. A cumulative total return reflects the performance of a Fund's Institutional Class over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance of a Fund's Institutional Class had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN A FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gain or loss.

        A fund may participate in the initial public offering ("IPO") market, and a significant portion of the fund's returns may be attributable to its investment in IPOs. Investment in IPOs could have a magnified impact on a fund with a small asset base. There is no guarantee that as a fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.

        Yield is computed in accordance with the standardized formula described below and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield is a function of the type and quality of a Fund's investments, the Fund's maturity and the Fund's operating expense ratio.

        From time to time, A I M Advisors, Inc. ("AIM") or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Voluntary fee waivers or reductions or commitments to assume expenses may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions or commitments to assume expenses, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions or reimbursement of expenses set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

        The performance of the Institutional Class of each Fund will vary from time to time and past results are not necessarily indicative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in any Fund.

        Additional performance information is contained in the Trust's Annual Report to Shareholders, which is available upon request without charge.

TOTAL RETURN CALCULATIONS

        Total returns quoted in advertising reflect all aspects of the applicable Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in such Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a particular Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of such Fund.

        In addition to average annual returns, the Institutional Class of each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph or similar illustration.

YIELD QUOTATIONS

        The standard formula for calculating yield is as follows:
                                                    6
                       YIELD = 2[((a-b)/(c x d) + 1) -1]

Where a =  dividends and interest earned during a stated 30-day period.
           For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date. Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date).
      b =  expense accrued during period (net of reimbursement).
      c =  the average daily number of shares outstanding during the period.
      d =  the maximum offering price per share on the last day of the period.

HISTORICAL PORTFOLIO RESULTS

        The average annual return of the Institutional Class of Charter was 34.61% for the fiscal year ended October 31, 1999. The cumulative return of the Institutional Class of Charter was 266.37% for the period of July 30, 1991 (date operations commenced) through October 31, 1999. The average annual return of the Institutional Class of Constellation was 35.46% for the fiscal year ended October 31, 1999. The cumulative return of the Institutional Class of Constellation was 258.14% for the period of April 8, 1992 (date operations commenced) through October 31, 1999. The average annual return of the Institutional Class of Weingarten was 39.25% for the fiscal year ended October 31, 1999. The cumulative return of the Institutional Class of Weingarten was 266.82% for the period of October 8, 1991 (date operations commenced) through October 31, 1999.

        The performance data listed above is not necessarily indicative of the future performance of any of the Funds.

        Each Fund's performance may be compared in advertising to the performance of other mutual funds in general, or of particular types of mutual funds, especially those with similar objectives. Such performance data may be prepared by Lipper Analytical Services, Inc. and other independent services which monitor the performance of mutual funds. The Funds may also advertise mutual fund performance rankings which have been assigned to each respective Fund by such monitoring services.

        Each Fund's performance may also be compared in advertising and other materials to the performance of comparative benchmarks such as the Consumer Price Index ("CPI"), the Russell--Registered Trademark-- indices, the Standard & Poor's 500 Stock Index, and fixed-price investments such as bank certificates of deposit and/or savings accounts.

        The CPI, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services. Standard & Poor's 500 Stock Index is a group of unmanaged securities widely regarded by investors as representative of the stock market in general. Comparisons assume the reinvestment of dividends. Fixed price investments, such as bank certificates of deposits and savings accounts, are generally backed by federal agencies for up to $100,000.

        Each Fund's advertising may from time to time include discussions of general economic conditions and interest rates. In addition, each Fund's long-term performance may be described in advertising in relation to historical, political and/or economic events. Each Fund's advertising may also include references to the use of the Fund as part of an individual's overall retirement investment program.

        From time to time, Fund sales literature and/or advertisements may disclose (i) top holdings included in the Fund's portfolio, (ii) certain selling group members, and/or (iii) certain institutional shareholders.

        From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. These topics include, but are not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

GENERAL BROKERAGE POLICY

        AIM makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions, and where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Section 28(e) Standards" below.

        Some of the securities in which the Funds invest are traded in over-the-counter markets. In such transactions, a Fund deals directly with dealers who make markets in the securities involved, except when better prices are available elsewhere. Portfolio transactions placed through dealers who are primary market makers are effected at net prices without commissions, but which include compensation in the form of a mark up or mark down.

        Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

        AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. ("AIM Capital") (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

        The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund or account and may invest in affiliated money market funds, provided the Funds follow procedures adopted by the Board of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

ALLOCATION OF PORTFOLIO TRANSACTIONS

        AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

        Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment.

ALLOCATION OF IPO SECURITIES TRANSACTIONS

        From time to time, certain of the AIM Funds or other accounts managed by AIM may become interested in participating in security distributions that are available in an IPO, and occasions may arise when purchases of such securities by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. In such cases, it shall be AIM's practice to combine or otherwise bunch indications of interest for IPO securities for all AIM Funds and accounts participating in purchase transactions for that security, and to allocate such transactions in accordance with the following procedures:

        AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, the liquidity of the AIM Fund or account if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of limited supply securities issued in IPOs will be made to eligible AIM Funds and accounts in a manner designed to be fair and equitable for the eligible AIM Funds or accounts, and so that there is equal allocation of IPOs over the longer term. Where multiple funds or accounts are eligible, rotational participation may occur, based on the extent to which an AIM Fund or account has participated in previous IPOs as well as the size of the AIM Fund or account. Each eligible AIM Fund or account with an asset level of less than $500 million will be placed in one of three tiers, depending upon its asset level. The AIM Funds and accounts in the tier containing funds and accounts with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's or account's net assets. This process continues until all of the AIM Funds or accounts in the three tiers receive their Allocation, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds and accounts will receive their Allocation on a straight pro rata basis. For the tier of AIM Funds and accounts not receiving a full Allocation, the Allocation may be made only to certain AIM Funds or accounts so that each may receive close to or exactly 40 basis points.

        When AIM Funds and/or accounts with substantially identical investment objectives and policies will participate in syndicates in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds or accounts will be placed. If no AIM Fund is participating, then the net assets of the largest account will be used to determine tier placement. The price per share of securities purchased in such syndicate transactions will be the same for each AIM Fund and account. Due to their asset size, Charter, Constellation and Weingarten are unlikely to participate in IPOs to a material degree.

SECTION 28(e) STANDARDS

        Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

        Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Board of Trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

        The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

        In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

TRANSACTIONS WITH REGULAR BROKERS

        As of October 31, 1999, Charter held an amount of common stock issued by Goldman Sachs Group having a market value of $10,650,000; Merrill Lynch & Co. having a market value of $39,250,000 and common stock issued by Morgan Stanley, Dean Witter, Discover & Co. having a market value of $137,890,625.

BROKERAGE COMMISSIONS PAID

        For the fiscal years ended October 31, 1999, 1998 and 1997, Charter paid brokerage commissions of $11,856,781, $15,567,811 and $12,073,633, respectively. For the fiscal year ended October 31, 1999, AIM allocated certain of Charter's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $1,349,408,533 and the related brokerage commissions were $1,333,679.

        For the fiscal years ended October 31, 1999, 1998 and 1997, Constellation paid brokerage commissions of $20,108,956, $25,285,665 and $16,928,988, respectively. For the fiscal year ended October 31, 1999, AIM allocated certain of Constellation's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $2,153,357,263 and the related brokerage commissions were $2,610,073.

        For the fiscal years ended October 31, 1999, 1998 and 1997, Weingarten paid brokerage commissions of $20,226,511, $19,810,852 and $17,413,682, respectively. For the fiscal year ended October 31, 1998, AIM allocated certain of Weingarten's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $2,225,018,782 and the related brokerage commissions were $2,027,136.

PORTFOLIO TURNOVER

        The portfolio turnover rate of each Fund is shown under "Financial Highlights" in the Prospectus. Higher portfolio turnover increases transaction costs to the Fund.


                         INVESTMENT STRATEGIES AND RISKS

        Information concerning each Fund's non-fundamental investment objective(s) is set forth in the Prospectus under the heading "Investment Objectives and Strategies." There can be no assurance that any Fund will achieve its objective. The principal features of each Fund's investment program and the principal risks associated with that investment program are discussed in the Prospectus under the heading "Investment Objectives and Strategies" and "Principal Risks of investing in the Funds."

        Set forth in this section is a description of each Fund's investment policies, strategies and practices. The investment objective(s) of each Fund are non-fundamental policies and may be changed by the Board of Trustees without shareholder approval. Each Fund's investment policies, strategies and practices are also non-fundamental. The Board of Trustees of the Trust reserves the right to change any of these non-fundamental investment policies, strategies or practices without shareholder approval. However, shareholders will be notified before any material change in the investment policies becomes effective. Each Fund has adopted certain investment restrictions, some of which are fundamental and cannot be changed without shareholder approval. See "Investment Restrictions" in this Statement of Additional Information. Individuals considering the purchase of shares of any Fund should recognize that there are risks in the ownership of any security.

        Any percentage limitations with respect to assets of a Fund will be applied at the time of purchase. A later change in percentage resulting from changes in asset values will not be considered a violation of the percentage limitations. The percentage limitations applicable to borrowings and reverse repurchase agreements (Charter only) will be applied in accordance with applicable provisions of the 1940 Act and the rules and regulations promulgated thereunder which specifically limit each Fund's borrowing abilities.

        The primary investment objective of Charter is growth of capital with a secondary objective of current income. Although the amount of Charter's current income will vary from time to time, it is anticipated that the current income realized by Charter will generally be greater than that realized by mutual funds whose sole objective is growth of capital.

        The investment objective of Constellation is growth of capital. Constellation aggressively seeks to increase shareholders' capital by investing principally in common stocks of companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings. As a result of this policy, the market prices of many of the securities purchased and held by the Fund may fluctuate widely. Any income received from securities held by the Fund will be incidental, and an investor should not consider a purchase of shares of the Fund as equivalent to a complete investment program.

        Constellation and Weingarten's portfolio is primarily comprised of securities of two basic categories of companies: (a) "core" companies, which Fund management considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (b) "earnings acceleration" companies which Fund management believes are currently enjoying a dramatic increase in profits.

        The investment objective of Weingarten is to seek growth of capital. The Fund will invest in common stocks of seasoned and better capitalized companies. Current income will not be an important criterion of investment selection, and any such income should be considered incidental. It is anticipated that common stocks will be the principal form of investment by the Fund.

        Each of the Funds may invest, for cash management, temporary or defensive purposes, all or substantially all of their assets in investment grade (high quality) corporate bonds, shares of affiliated money market funds, commercial paper, or U.S. Government obligations. In addition, all or a portion of each Fund's assets may be held, from time to time, in cash, repurchase agreements, shares of affiliated money market funds, bonds or other short-term debt securities when such positions are deemed advisable in light of economic or market conditions. For a description of the various rating categories of corporate bonds and commercial paper in which the Funds may invest, see the Appendix to this Statement of Additional Information.

        COMMON STOCKS -- The Funds will invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stocks are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

        PREFERRED STOCKS -- The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

        CONVERTIBLE SECURITIES -- The Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. Although each Fund will only purchase convertible securities that AIM considers to have adequate protection parameters, including an adequate capacity to pay interest and repay principal in a timely manner, it invests without regard to corporate bond ratings.

        CORPORATE DEBT SECURITIES -- The Funds may invest in corporate debt securities. Corporations issue debt securities of various types, including bonds and debentures (which are long-term), notes (which may be short- or long-term), bankers acceptances (indirectly secured borrowings to facilitate commercial transactions) and commercial paper (short-term unsecured notes). These securities typically provide for periodic payments of interest, at a rate which may be fixed or adjustable, with payment of principal upon maturity and are generally not secured by assets of the issuer or otherwise guaranteed. The values of fixed rate income securities tend to vary inversely with changes in interest rates, with longer-term securities generally being more volatile than shorter-term securities. Corporate securities frequently are subject to call provisions that entitle the issuer to repurchase such securities at a predetermined price prior to their stated maturity. In the event that a security is called during a period of declining interest rates, the Fund may be required to reinvest the proceeds in securities having a lower yield. In addition, in the event that a security was purchased at a premium over the call price, a Fund will experience a capital loss if the security is called. Adjustable rate corporate debt securities may have interest rate caps and floors.

        Securities rated in the four highest long-term rating categories by Standard and Poor's Ratings Services ("S&P") and Moody's Investors Service ("Moody's") are considered to be "investment grade." S&P's fourth highest long-term rating category is "BBB", with BBB- being the lowest investment grade rating. Moody's fourth highest long-term rating category is "Baa", with Baa3 being the lowest investment grade rating. Publications of S&P indicate that it assigns securities to the "BBB" rating category when such securities are "regarded as having an adequate capacity to pay interest and repay principal. Such securities normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay," whereas securities rated AAA by S&P are regarded as having "capacity to pay interest and repay principal [that] is extremely strong." Publications of Moody's indicate that it assigns securities to the "Baa rating category when such securities are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well," whereas securities rated Aaa by Moody's "are judged to be of the best quality" and "carry the smallest degree of investment risk."

        U.S. GOVERNMENT SECURITIES -- The Funds may invest in securities issued or guaranteed by the United States government or its agencies or instrumentalities. These include Treasury securities (bills, notes, bonds and other debt securities) which differ only in their interest rates, maturities and times of issuance. U.S. Government agency and instrumentality securities include securities which are supported by the full faith and credit of the U.S., securities that are supported by the right of the agency to borrow from the U.S. Treasury, securities that are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality and securities that are supported only by the credit of such agencies. While the U.S. Government may provide financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. The values of such securities fluctuate inversely to interest rates.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

        To the extent consistent with their respective investment objectives and policies, the Funds may invest in equity and/or debt securities issued by REITs. Such investments will not exceed 25% of the total assets of any of the Funds.

        REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

        To the extent that a Fund has the ability to invest in REITs, such Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic condition, adverse change in the climate for real estate, environmental liability risks, increases in property taxes and operating expense, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

        In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

FOREIGN SECURITIES

        To the extent consistent with their respective investment objectives, each of the Funds may invest in foreign securities. Each of Charter, Constellation and Weingarten may invest up to 20% of its total assets in foreign securities. For purposes of computing such limitation American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other securities representing underlying securities of foreign issuers are treated as foreign securities. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets. ADRs and EDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

        To the extent a Fund invests in securities denominated in foreign currencies, each Fund bears the risk of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets. These securities will be marketable equity securities (including common and preferred stock, depositary receipts for stock and fixed income or equity securities exchangeable for or convertible into stock) of foreign companies which generally are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. Each of the Funds may also invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market. Such foreign securities may be issued by foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. As compared to investment in the securities markets of developed countries, investment in the securities markets of developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable.

        Investments by a Fund in foreign securities, whether denominated in U.S. currencies or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks as set forth below.

        Currency Risk. The value of each Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

        On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), namely Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain established a common European currency known as the "euro" and each members' local currency became a denomination of the euro. It is anticipated that each participating country will replace its local currency with the euro on July 1, 2002.

        Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro. The anticipated replacement of existing currencies with the euro on July 1, 2002 could cause market disruptions before or after July 1, 2002 and could adversely affect the value of securities held by the Fund.

        Political and Economic Risk. The economies of many of the countries in which the Funds may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of each Fund's investments.

        Regulatory Risk. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

        Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

FOREIGN EXCHANGE TRANSACTIONS

        Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of futures contracts with respect to foreign currency (and options thereon), and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange-traded futures contracts. The Fund may purchase and sell options on futures contracts or forward contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency. The Funds' dealings in foreign exchange may involve specific transactions or portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions

(or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. The Fund will not speculate in foreign exchange, nor commit a larger percentage of its total assets to foreign exchange hedges than the percentage of its total assets that it could invest in foreign securities. Further information concerning futures contracts and related options is set forth under the heading "Options, Futures and Currency Strategies."

ILLIQUID SECURITIES

        None of the Funds will invest more than 15% of their net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

RULE 144A SECURITIES

        The Funds may purchase privately placed securities that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain qualified institutional buyers, such as a Fund, to trade in securities that have not been registered under the 1933 Act. AIM, under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Fund's restriction of investing no more than 15% of its assets in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

REPURCHASE AGREEMENTS

        The Funds may each enter into repurchase agreements. A repurchase agreement is an instrument under which a Fund acquires ownership of a debt security and the seller (usually a broker or bank) agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of bankruptcy or other default of a seller of a repurchase agreement, the Fund may experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (b) a possible subnormal level of income and lack of access to income during this period; and
(c) expenses of enforcing its rights. A repurchase agreement is collateralized by the security acquired by the Fund and its value is marked to market daily in order to minimize the Fund's risk. Repurchase agreements usually are for short periods, such as one or two days, but may be entered into for longer periods of time. Repurchase agreements are not included in each Fund's restrictions on lending. Repurchase agreements are considered to be loans by each Fund under the 1940 Act.

        Charter may enter into repurchase agreements (at any time, up to 50% of its net assets), using only U.S. Government securities, for the sole purpose of increasing its yield on idle cash.

REVERSE REPURCHASE AGREEMENTS

        Consistent with Charter's policy on borrowings, Charter may invest in reverse repurchase agreements with banks, which involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. The Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, the Fund will segregate liquid securities having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered borrowings by the Fund under the 1940 Act.

SPECIAL SITUATIONS

         Although Constellation does not currently intend to do so, it may invest in "special situations." A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

SHORT SALES

        Each of the Funds may from time to time make short sales of securities which it owns or which it has the right to acquire through the conversion or exchange of other securities it owns. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will neither make short sales of securities nor maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." To secure its obligation to deliver the securities sold short, a Fund will deposit in escrow in a separate account with its custodian, an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. In no event may more than 10% of a Fund's total assets be deposited or pledged as collateral for short sales at any one time.

        Since a Fund ordinarily will want to continue to receive interest and dividend payments on securities in its portfolio which are convertible into the securities sold short, the Fund will normally close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities which it already holds.

        A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because among other reasons, it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

MARGIN TRANSACTIONS

        Neither Charter nor Weingarten will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

WARRANTS

        The Funds may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of a warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

        Each Fund may purchase securities on a "when-issued" basis, that is, delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). Each Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

        Investment in securities on a when-issued or delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. A Fund will employ techniques designed to reduce such risks. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional cash or securities will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. To the extent cash and securities are segregated, they will not be available for new investments or to meet redemptions. Securities purchased on a delayed delivery basis may require a similar segregation of liquid assets.

LENDING OF PORTFOLIO SECURITIES

        Consistent with applicable regulatory requirements, the Funds may lend their portfolio securities (principally to broker-dealers) to the extent of one-third of their respective total assets. Such loans would be callable at any time and would be continuously secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. The Funds would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of the loan collateral if it were cash. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or affiliated money market funds. Where voting or consent rights with respect to loaned securities pass to the borrower, the Funds will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the matters involved are expected to have a material effect on the Funds' investment in the loaned securities. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the lender did not increase the collateral accordingly.

INTERFUND LOANS

        Each Fund may lend up to 33 1/3% of its total assets to another AIM Fund, on such terms and conditions as the SEC may require in an exemptive order. An application for exemptive relief has been filed with the SEC on behalf of the Funds and others. Each Fund may also borrow from another AIM Fund to satisfy redemption requests or to cover unanticipated cash shortfalls due to a delay in the delivery of cash to the Fund's custodian or improper delivery instructions by a broker effectuating a transaction.

EQUITY-LINKED DERIVATIVES

        Each of the Funds may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optomised Portfolios as Listed Securities ("OPALS"). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies. See "Investment in Other Investment Companies."

BORROWING

        In additional to the ability to borrow money for temporary or emergency purposes, Constellation may, but has no current intention to, borrow money from banks to purchase or carry securities. Constellation may borrow amounts to purchase or carry securities only if, immediately after such borrowing, the value of its assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. Any investment gains made by Constellation with the borrowed monies in excess of interest paid by the Fund will cause the net asset value of the Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased with the proceeds of such borrowings fails to cover the interest paid on the money borrowed by the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case. This speculative factor is knows as "leveraging."

INVESTMENT IN UNSEASONED ISSUERS

        Charter may purchase securities of unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

INVESTMENT IN OTHER INVESTMENT COMPANIES

        Each of the Funds may invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC. The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds (defined below): (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies other than Affiliated Money Market Funds. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest uninvested cash balances and cash collateral received in connection with securities lending in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that, with respect to uninvested cash balances, investments in Affiliated Money Market Funds do not exceed 25% of the total assets of such Fund.

TEMPORARY DEFENSIVE INVESTMENTS

        In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, each of the Funds may temporarily hold all or a portion of its assets in cash, money market instruments, bonds, or other debt securities. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes. For a description of the various rating categories of corporate bonds and commercial paper in which the Funds may invest, see the Appendix to this Statement of Additional Information.

                    OPTIONS, FUTURES AND CURRENCY STRATEGIES

INTRODUCTION

        The Funds may each use forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES

        The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

        (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

        (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

        (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

        (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract, forward contract or option thereon at any particular time.

        (5) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

        (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

COVER

        Transactions using forward contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

        Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, the Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

        Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

WRITING CALL OPTIONS

        Each of the Funds may write (sell) covered call options on securities, futures contracts, forward contracts, indices and currencies. As the writer of a call option, a Fund would have the obligation to deliver the underlying security, cash or currency (depending on the type of derivative) to the holder (buyer) at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). So long as the obligation of a Fund continues, it may be assigned an exercise notice, requiring it to deliver the underlying security, cash or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option identical to that previously sold.

        When writing a call option a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security, contract or currency above the exercise price, and retains the risk of loss should the price of the security, contract or currency decline. Unlike one who owns securities, contracts or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities, contracts or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received.

        Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

        Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

WRITING PUT OPTIONS

        Each of the Funds may write (sell) covered put options on securities, futures contracts, forward contracts, indices and currencies. As the writer of a put option, a Fund would have the obligation to buy the underlying security, contract or currency (depending on the type of derivative) at the exercise price at any time until (American style) or on (European style) the expiration date.
This obligation terminates upon the expiration of the put option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option identical to that previously sold.

        A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay for the underlying security, contract or currency. The risk in such a transaction would be that the market price of the underlying security, contract or currency would decline below the exercise price less the premium received.

PURCHASING PUT OPTIONS

        Each of the Funds may purchase covered put options on securities, futures contracts, forward contracts, indices and currencies. As the holder of a put option, a Fund would have the right to sell the underlying security, contract or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such options, exercise such option or permit such option to expire.

        A Fund may purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon exercise of said option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost.

        A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

PURCHASING CALL OPTIONS

        Each of the Funds may purchase covered call options on securities, futures contracts, forward contracts, indices and currencies. As the holder of a call option, a Fund would have the right to purchase the underlying security, contract or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.

        Call options may be purchased by a Fund for the purpose of acquiring the underlying security, contract or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security, contract or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

        Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

OVER-THE-COUNTER OPTIONS

        Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

        The staff of the SEC considers purchased OTC options (i.e., the market value of the option) to be illiquid securities. A Fund may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by it. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

INDEX OPTIONS

        Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

        The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

LIMITATIONS ON OPTIONS

        A Fund will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS

        Each of the Funds may enter into interest rate, currency or stock index futures contracts (collectively, "Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels, respectively, in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by it. A Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

        A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place. A stock index future provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Future is outstanding.

        The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Securities" in this Statement of Additional Information.

        Closing out an open Future is effected by entering into an offsetting Future for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Future at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Future.

        A Fund's Futures transactions will be entered into for hedging purposes only; that is, Futures will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

        "Margin" with respect to Futures is the amount of funds that must be deposited by a Fund in order to initiate Futures trading and maintain its open positions in Futures. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Future is set by the exchange on which the Future is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

        Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures more or less valuable, a process known as marking-to-market.

        If a Fund were unable to liquidate a Future or an option on a Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

OPTIONS ON FUTURES CONTRACTS

        Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account.

FORWARD CONTRACTS

        A forward contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

        Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

        The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

LIMITATIONS ON USE OF FUTURES, OPTIONS ON FUTURES AND CERTAIN OPTIONS ON CURRENCIES

        To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

                             INVESTMENT RESTRICTIONS

        Each Fund is subject to the following investment restrictions, which may be changed only by a vote of a majority of such Fund's outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or
(ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

FUNDAMENTAL RESTRICTIONS

               (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

               (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

               (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

               (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

               (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

               (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

               (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

               (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

        The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds have this flexibility, the Board of Trustees has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which the advisor must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Trustees.

NON-FUNDAMENTAL RESTRICTIONS

        The following restrictions apply to each of the Funds. They may be changed for any Fund without approval of that Fund's voting securities.

               (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Advised Fund"), subject to the terms and conditions of any exemptive orders issued by the SEC.

               (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Advised Fund. Other than Constellation, the Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. Other than Constellation, the Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.

               (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

               (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to another AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

               (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

        The following non-fundamental policy applies only to Constellation:

        The amount the Fund may borrow will also be limited by the applicable margin limitations imposed by the Federal Reserve Board. If at any time the value of Constellations' assets should fail to meet the 300% asset coverage requirement, the Fund will, within three days, reduce its borrowings to the extent necessary. The Fund may be required to eliminate partially or totally its outstanding borrowings at times when it may not be desirable for it to do so. Any investment gains made by Fund with the borrowed monies in excess of interest paid by the Fund will cause the net asset value of the Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased with the proceeds of such borrowings fails to cover the interest paid on the money borrowed by Constellation, the net asset value of the Fund will decrease faster than would otherwise be the case. This speculative factor is known as "leveraging."


                                   MANAGEMENT

        The overall management of the business and affairs of the Funds and the Trust is vested with the Trust's Board of Trustees. The Board of Trustees approves all significant agreements between the Trust, on behalf of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objectives, restrictions and policies of the applicable Fund and to the general supervision of the Trust's Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM.

TRUSTEES AND OFFICERS

        The trustees and officers of the Trust and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173.

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                                 Positions Held
     Name, Address and Age       with Registrant       Principal Occupation During Past 5 Years
     ---------------------       ---------------       ----------------------------------------
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*ROBERT H. GRAHAM (54)           Trustee, Chairman  Director, President and Chief Executive
                                 and President      Officer, A I M Management Group Inc.;
                                                    Director and President, A I M Advisors, Inc.;
                                                    Director and Senior Vice President,  A I M
                                                    Capital Management, Inc., A I M Distributors,
                                                    Inc., A I M Fund Services, Inc., and Fund
                                                    Management Company; and Director and Vice
                                                    Chairman, AMVESCAP PLC.
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BRUCE L. CROCKETT (56)           Trustee            Director, ACE Limited (insurance company).
906 Frome Lane                                      Formerly, Director, President and Chief
McLean, VA 22102                                    Executive Officer, COMSAT Corporation; and
                                                    Chairman, Board of Governors of INTELSAT
                                                    (international communications company).
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OWEN DALY II (75)                Trustee            Formerly, Director, Cortland Trust, Inc.
Six Blythewood Road                                 (investment company). Formerly, Director, CF
Baltimore, MD 21210                                 & I Steel Corp., Monumental Life Insurance
                                                    Company and Monumental General Insurance
                                                    Company; and Chairman of the Board of
                                                    Equitable Bancorporation.
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ALBERT R. DOWDEN (59)            Trustee            Chairman of the Board of Directors, Cortland
1815 Central Park Drive                             Trust, Inc. (investment company) and DHJ Media,
P.O. Box 774000-PMB #222                            Inc.; and Director, Magellan Insurance Company.
Steamboat Springs, CO 80477                         Formerly, Director, President and Chief
                                                    Executive Officer, Volvo Group North America,
                                                    Inc.; Senior Vice President, AB Volvo; and
                                                    Director, The Hertz Corporation, Genmar
                                                    Corporation (boat manufacturer), National Media
                                                    Corporation and Annuity and Life Re (Holdings),
                                                    Ltd.
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EDWARD K. DUNN, JR. (65)         Trustee            Chairman of the Board of Directors,
2 Hopkins Plaza, 8th Floor                          Mercantile Mortgage Corp; Formerly, Vice
Suite 805                                           Chairman of the Board of Directors, President
Baltimore, MD 21201                                 and Chief Operating Officer, Mercantile -
                                                    Safe Deposit & Trust Co.; and President,
                                                    Mercantile Bankshares.
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JACK FIELDS (48)                 Trustee            Chief Executive Officer, Twenty-First
8810 Will Clayton Parkway                           Century Group, Inc. (governmental affairs
Jetero Plaza, Suite E                               company). Formerly, Member of the U.S. House
Humble, Texas 77338                                 of Representatives.
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**CARL FRISCHLING (63)           Trustee            Partner, Kramer Levin Naftalis & Frankel LLP
919 Third Avenue                                    (law firm).
New York, NY  10022
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PREMA MATHAI-DAVIS (49)          Trustee            Chief Executive Officer, YWCA of the U.S.A.
350 Fifth Avenue, Suite 301
New York, NY 10118
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------------------------
* A trustee who is an "interested person" of A I M Advisors, Inc. and the Trust as defined in the 1940 Act.
** A trustee who is an "interested person" of the Trust as defined in the 1940 Act.

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                                 Positions Held
     Name, Address and Age       with Registrant       Principal Occupation During Past 5 Years
     ---------------------       ---------------       ----------------------------------------
---------------------------------------------------------------------------------------------------
LEWIS F. PENNOCK (57)            Trustee            Partner, Pennock & Cooper (law firm).
6363 Woodway, Suite 825
Houston, TX 77057

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LOUIS S. SKLAR (60)              Trustee            Executive Vice President, Development and
The Williams Tower, 50th Floor                      Operations, Hines Interests Limited
2800 Post Oak Blvd.                                 Partnership (real estate development).
Houston, TX  77056
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GARY T. CRUM (52)                Senior Vice        Director and President, A I M Capital
                                 President          Management, Inc.; Director and Executive Vice
                                                    President, A I M Management Group Inc.;
                                                    Director and Senior Vice President, A I M
                                                    Advisors, Inc.; and Director, A I M
                                                    Distributors, Inc. and AMVESCAP PLC.
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CAROL F. RELIHAN (45)            Senior Vice        Director, Senior Vice President, General
                                 President          Counsel and Secretary, A I M Advisors, Inc.;
                                 and Secretary      Senior Vice President, General Counsel and
                                                    Secretary, A I M Management Group Inc.;
                                                    Director, Vice President and General Counsel,
                                                    Fund Management Company; General Counsel and
                                                    Vice  President, A I M Fund Services, Inc.;
                                                    and Vice President, A I M Capital Management,
                                                    Inc., and A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------
MELVILLE B. COX (56)             Vice President     Vice President and Chief Compliance Officer,
                                                    A I M Advisors, Inc., A I M Capital
                                                    Management, Inc., A I M Distributors, Inc.,
                                                    A I M Fund Services, Inc., and Fund Management
                                                    Company.
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DANA R. SUTTON (41)              Vice President     Vice President and Fund Controller, A I M
                                 and Treasurer      Advisors, Inc.; and Assistant Vice President
                                                    and Assistant Treasurer, Fund Management
                                                    Company.
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EDGAR M. LARSEN (59)             Vice President     Vice President, A I M Capital Management, Inc.
---------------------------------------------------------------------------------------------------

        The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee and the Nominating and Compensation Committee.

        The members of the Audit Committee are Messrs. Crockett, Daly, Dowden, Dunn (Chairman), Fields, Frischling, Pennock and Sklar and Dr. Mathai-Davis. The Audit Committee is responsible for: (i) considering management's recommendations of independent accountants for each Fund and evaluating such accountants' performance, costs and financial stability; (ii) with AIM, reviewing and coordinating audit plans prepared by the Funds' independent accountants and management's internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Funds' independent accountants and management.

        The members of the Investments Committee are Messrs. Bauer, Crockett, Daly, Dowden, Dunn, Fields, Frischling, Pennock and Sklar (Chairman) and Dr. Mathai-Davis. The Investment Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy, and (ii) considering and acting, on an interim basis, between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

        The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dowden, Dunn, Fields, Pennock and Sklar and Dr. Mathai-Davis. The Nominating and Compensation Committee is responsible for: (i) considering and nominating individuals to stand for election as independent trustees as long as the Trust maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act; (ii) reviewing from time to time the compensation payable to the independent trustees; and (iii) making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the independent trustees.

        The Nominating and Compensation Committee will consider nominees recommended by a shareholder to serve as trustees, provided (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected, and (ii) that the Nominating and Compensation Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

        All of the Trust's trustees also serve as directors or trustees of some or all of the other investment companies managed or advised by AIM. All of the Trust's executive officers hold similar offices with some or all of the other investment companies managed or advised by AIM.

Remuneration of Trustees

     Each trustee is reimbursed for expenses incurred in connection with each meeting of the Board of Trustees or any committee attended. Each trustee who is not also an officer of the Trust is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

Set forth below is information regarding compensation paid or accrued for each trustee of the Trust:

===================================================================================================
                                                      Retirement
                                   Aggregate           Benefits                Total
                                 Compensation           Accrued             Compensation
                                   from the           By All AIM              from all
          Trustee                  Trust(1)            Funds(2)             AIM Funds(3)
---------------------------------------------------------------------------------------------------
Charles T. Bauer                            $   0              $   0                     $   0
---------------------------------------------------------------------------------------------------
Bruce L. Crockett                          24,660             37,485                   103,500
---------------------------------------------------------------------------------------------------
Owen Daly II                               24,660            122,898                   103,500
---------------------------------------------------------------------------------------------------
Edward K. Dunn, Jr.                        24,659                  0                   103,500
---------------------------------------------------------------------------------------------------
Jack Fields                                24,169             15,826                   101,500
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Carl Frischling(4)                         24,541             97,791                   103,500
---------------------------------------------------------------------------------------------------
Robert H. Graham                                0                  0                         0
---------------------------------------------------------------------------------------------------
John F. Kroeger(5)                              0            107,896                         0
---------------------------------------------------------------------------------------------------
Prema Mathai-Davis                         24,659                  0                   101,500
---------------------------------------------------------------------------------------------------
Lewis F. Pennock                           24,541             45,766                   103,500
---------------------------------------------------------------------------------------------------
Ian Robinson(6)                            10,014             94,442                    25,000
---------------------------------------------------------------------------------------------------
Louis S. Sklar                             24,541             90,232                   101,500
===================================================================================================


(1) The total amount of compensation deferred by all directors of the Trust's predecessor during the fiscal year ended October 31, 1999, including earnings thereon, was $159,484.

(2) During the fiscal year ended October 31, 1999, the total amount of expenses allocated to the Trust's predecessor in respect of such retirement benefits was $215,041. Data reflects compensation for the calendar year ended December 31, 1999.

(3) Each trustee serves as director or trustee of at least 12 registered investment companies advised by AIM. Data reflects total compensation for the calendar year ended December 31, 1999.

(4) During the fiscal year ended October 31, 1999, Charter, Constellation and Weingarten, each paid $15,483, $31,683 and $20,003, respectively, on legal fees to Mr. Frischling's law firm, Kramer Levin Naftalis and Frankel LLP for services rendered. Mr. Frischling, a trustee of the Trust, is a partner in such firm.

(5) Mr. Kroeger was a director of the Trust's predecessor until June 11, 1998, when he resigned. On that date he became a consultant to the Trust's predecessor. Mr. Kroeger passed away on November 26, 1998. Mr. Kroeger's widow will receive his pension as described below under "AIM Funds Retirement Plan for Eligible Directors/Trustees."

(6) Mr. Robinson was a director of the Trust's predecessor until March 12, 1999, when he retired.

AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

        Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each trustee (who is not an employee of any of the AIM Funds, AIM Management or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, a trustee becomes eligible to retire and receive full benefits under the Plan when he or she has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "Applicable AIM Funds"). Each eligible trustee is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his or her date of retirement equal to a maximum 75% of the annual retainer paid or accrued by the Applicable AIM Funds for such trustee during the twelve-month period immediately preceding the trustee's retirement (including amounts deferred under a separate agreement between the Applicable AIM Funds and the trustee) and based on the number of such trustee's years of service (not in excess of 10 years of service) completed with respect to any of the Applicable AIM Funds. Such benefit is payable to each eligible trustee in quarterly installments. If an eligible trustee dies after attaining the normal retirement date but before receipt of all benefits under the Plan, the trustee's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased trustee for no more than ten years beginning the first day of the calendar quarter following the date of the trustee's death. Payments under the Plan are not secured or funded by any Applicable AIM Fund.

        Set forth below is a table that shows the estimated annual benefits payable to an eligible trustee upon retirement assuming the retainer amount reflected below and various years of service. The estimated credited years of service for Messrs. Crockett, Daly, Dunn, Fields, Frischling, Kroeger, Pennock, Robinson and Sklar and Dr. Mathai-Davis are 13, 13, 2, 3, 23, 20, 18, 11, 10, and 1 years, respectively.


                    ESTIMATED ANNUAL BENEFITS UPON RETIREMENT

                   --------------------------------------------
                     Number of
                     Years of        Annual Retirement
                    Service With       Compensation
                   the Applicable    Paid By All Applicable
                      AIM Funds          AIM Funds
                   --------------------------------------------
                            10                 $67,500
                   --------------------------------------------
                            9                  $60,750
                   --------------------------------------------
                            8                  $54,000
                   --------------------------------------------
                            7                  $47,250
                   --------------------------------------------
                            6                  $40,500
                   --------------------------------------------
                            5                  $33,750
                   --------------------------------------------

DEFERRED COMPENSATION AGREEMENTS

        Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees may elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the Deferring Trustees may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of five (5) or ten
(10) years (depending on the Compensation Agreement) beginning on the date the Deferring Trustee's retirement benefits commence under the Plan. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary in a single lump sum payment as soon as practicable after such Deferring Trustee's death. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.


                     INVESTMENT ADVISORY AND OTHER SERVICES


        AIM is a direct wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. The address of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM was organized in 1976, and, together with its subsidiaries, advises or manages over 120 investment portfolios encompassing a broad range of investment objectives. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. Certain of the trustees and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Trustees and Officers".

        AIM and the Trust have adopted a Code of Ethics which requires investment personnel and certain other employees (a) to pre-clear all personal securities transactions subject to the Code of Ethics; (b) to file reports regarding such transactions; (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security (subject to a de minimis exception), and (iii) transactions involving securities being considered for investment by an AIM Fund (subject to a de minimis exception); and (d) abide by certain other provisions of the Code of Ethics. The de minimis exception under the Code of Ethics covers situations where there is no material conflict of interest because of the large market capitalization of a security and the relatively small number of shares involved in a personal transaction. The Code of Ethics also generally prohibits AIM employees who are registered with the NASD from purchasing securities in initial public offerings. Personal trading reports are periodically reviewed by AIM, and the Board of Trustees reviews quarterly and annual reports (which summarize any significant violations of the Code of Ethics). Sanctions for violating the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.

        The Trust, on behalf of each Fund has entered into a Master Investment Advisory Agreement dated June 21, 2000 (the "Master Advisory Agreement") and a Master Administrative Services Agreement (the "Master Administrative Services Agreement") with AIM. In addition, AIM has entered into a Master Sub-Advisory Agreement (the "Master Sub-Advisory Agreement") with AIM Capital with respect to Charter, Weingarten and Constellation. A prior investment advisory agreement with substantially similar terms to the Master Advisory Agreement and a prior administrative services agreement with substantially similar terms to the Master Administrative Services Agreement were in effect prior to June 21, 2000.

        Under the terms of the Master Advisory Agreement, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. AIM will not be liable to the Funds or their shareholders except in the case of AIM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty; provided, however that AIM may be liable for certain breaches of duty under the 1940 Act.

        Pursuant to the Master Administrative Services Agreement, AIM has agreed to provide or arrange for the provision of certain accounting and other administrative services to the Funds, including the services of a principal financial officer of the Funds and related staff. As compensation to AIM for its services under the Master Administrative Service Agreements, the Funds reimburse AIM for expenses incurred by AIM or its subsidiaries in connection with such services.

        Under the terms of the Master Sub-Advisory Agreement, AIM has appointed AIM Capital to provide certain investment advisory services for each of the Funds, subject to overall supervision by AIM and the Trust's Board of Trustees. Certain of the trustees and officers of AIM Capital are also executive officers of the Trust.

        Both the Master Advisory Agreement and the Master Sub-Advisory Agreement provide that the Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM or AIM Capital, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Fund in connection with membership in investment company organizations, the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders and all other charges and costs of the Funds' operations unless otherwise explicitly provided.

        The Master Advisory Agreement and the Master Sub-Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or the vote of a "majority of the outstanding voting securities" of the Funds (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of the trustees who are not parties to the agreements or "interested persons" of any such party (the "Non-Interested Trustees") by votes cast in person at a meeting called for such purpose. Each agreement provides that the Funds, AIM (in the case of the Master Advisory Agreement) or AIM Capital (in the case of the Master Sub-Advisory Agreement) may terminate such agreement on 60 days' written notice without penalty. Each agreement terminates automatically in the event of its assignment.

        AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During period of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund. Fee waivers or reductions set forth in the Master Advisory Agreement may not be terminated without shareholder approval.

        AIM has voluntarily agreed, effective July 1, 2000, to waive advisory fees payable by Charter, Constellation and Weingarten in an amount equal to 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion, so that the effective fee schedules are as follows:


                           CHARTER AND CONSTELLATION

      NET ASSETS                                          ANNUAL RATE
      ----------                                          -----------
   First $30 million                                           1.00%
   Over $30 million to and including $150 million              0.75%
   Over $150 million to and including $5 billion              0.625%
   Over $5 billion to and including $10 billion                0.60%
   Over %10 billion to and including $15 billion              0.575%
   Over $15 billion to and including $20 billion               0.55%
   Over $20 billion to and including $25 billion              0.525%
   Over $25 billion to and including $30 billion               0.50%
   Over $30 billion to and including $35 billion              0.475%
   Over $35 billion                                            0.45%

                                   WEINGARTEN

      NET ASSETS                                          ANNUAL RATE
      ----------                                          -----------
   First $30 million                                           1.00%
   Over $30 million to and including $350 million              0.75%
   Over $350 million to and including $5 billion              0.625%
   Over $5 billion to and including $10 billion                0.60%
   Over %10 billion to and including $15 billion              0.575%
   Over $15 billion to and including $20 billion               0.55%
   Over $20 billion to and including $25 billion              0.525%
   Over $25 billion to and including $30 billion               0.50%
   Over $30 billion to and including $35 billion              0.475%
   Over $35 billion                                            0.45%

        In addition, pursuant to a prior fee waiver arrangement, AIM waived through June 30, 2000 a portion of its advisory fees payable by Charter, Constellation and Weingarten at net asset levels higher than those currently incorporated in the advisory fee schedule. Accordingly, with respect to each of Charter and Constellation, AIM received a fee calculated at an annual rate of 1.0% of the first $30 million of such Fund's average daily net assets, plus 0.75% of such Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of such Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. With respect to Weingarten, AIM received a fee calculated at an annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion to and including $3 billion, plus 0.575% of the Fund's average daily net assets in excess of $3 billion to and including
$4 billion, plus 0.55% of the Fund's average daily net assets in excess of $4 billion. As compensation for its services, AIM pays 50% of the advisory fees it receives pursuant to the Master Advisory Agreement with respect to Charter, Constellation and Weingarten to AIM Capital.

        Each Fund paid to AIM the following advisory fees net of any expense limitations (fee waivers) for the years ended October 31, 1999, 1998 and 1997:

                                               1999          1998              1997
                                               ----          ----              ----
        Charter........................    $39,884,618   $31,058,588     $24,725,606
        Constellation..................     87,350,901    86,555,468      80,116,284
        Weingarten.....................     50,710,809    40,657,216      35,300,671

        For the fiscal year ended October 31, 1999, 1998 and 1997, AIM waived advisory fees for each Fund as follows:

                                               1999              1998          1997
                                               ----              ----          ----
        Charter........................   $1,130,089         $  762,337     $  498,463
        Constellation..................    3,107,849          3,074,705      2,805,955
        Weingarten.....................    4,288,405          2,917,461      2,187,021

        AIM, in turn, paid the following sub-advisory fees to AIM Capital, as sub-advisor for Charter, Constellation and Weingarten, for the years ended October 31, 1999, 1998 and 1997:

                                               1999             1998            1997
                                               ----             ----            ----
        Charter........................    $19,942,309   $15,529,294     $12,362,803
        Constellation..................     43,675,451    43,277,734      40,058,142
        Weingarten.....................     25,355,405    20,328,608      17,650,335

        The payments set forth above were made pursuant to a substantially similar advisory agreement between AIM and the Trust's predecessor.

        In addition, if a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The Master Investment Advisory Agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and
(f) performing such other duties as may be necessary.

        AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

        The Master Administrative Services Agreement provides that AIM may perform or arrange for the performance of certain accounting and other administrative services to each Fund. For such services, AIM is entitled to receive from each Fund reimbursement of its costs or such reasonable compensation as may be approved by the Trust's Board of Trustees. The Master Administrative Services Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or the vote of a "majority of the outstanding voting securities" of the Funds (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of the Non-Interested Trustees by votes cast in person at a meeting called for such purpose.

        In addition, the Transfer Agency and Service agreement for the Funds provides that A I M Fund Services, Inc. ("AFS"), a registered transfer agent and wholly-owned subsidiary of AIM, will perform certain shareholder services for the Funds for a fee per account serviced. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares, prepare and transmit payments for dividends and distributions declared by the Fund, maintain shareholder accounts and provide shareholders with information regarding the Fund and their accounts.

        The Funds paid AIM the following amounts as reimbursement of administrative services costs for the years ended October 31, 1999, 1998 and 1997:

                                               1999             1998           1997
                                               ----             ----           ----
        Charter......................        $235,274        $ 152,008      $127,908
        Constellation................         431,120          295,926       251,513
        Weingarten...................         281,500          179,633       163,243

        The payments set forth in the table above were made pursuant to a substantially similar administrative services agreement between AIM and the Trust's predecessor.


                                 THE DISTRIBUTOR

        The Trust, on behalf of the Institutional Class of each Fund, has entered into a Master Distribution Agreement with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM to act as the exclusive distributor of the Institutional Classes of the Funds' shares. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. The Distribution Agreement provides that AIM Distributors has the exclusive right to distribute the Institutional Classes of shares of the Funds either directly or through other broker-dealers. The Distribution Agreement also provides that AIM Distributors will pay promotional expenses, including the incremental costs of printing prospectuses and statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Institutional Classes of the Funds and the costs of preparing and distributing any other supplemental sales literature. AIM Distributors has not undertaken to sell any specified number of shares of the Institutional Classes of the Funds. AIM Distributors does not receive any fees from the Trust on behalf of the Institutional Classes pursuant to the Distribution Agreement.

        AIM Distributors may, from time to time, at its expense, pay a bonus or other consideration or incentive to dealers or banks who sell a minimum dollar amount of the shares of the Institutional Class of a Fund during a specific period of time. In some instances, these incentives may be offered only to certain dealers or institutions who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed .10% of the net asset value of the shares sold of such Institutional Class. Any such bonus or incentive programs will not change the price paid by investors for the purchase of shares or the amount received as proceeds from such sales. Dealers or institutions may not use the sale of shares of the Institutional Class of a Fund to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any jurisdiction.

        The Distribution Agreement will continue from year to year only if such continuation is specifically approved at least annually by (i) the Trust's Board of Trustees or the vote of a "majority of the outstanding voting securities" of the Funds (as defined in the 1940 Act) and (ii) the affirmative vote of a majority of the Non-Interested Trustees by votes cast in person at a meeting called for such purpose. The Trust, on behalf of a Fund, or AIM Distributors may terminate the Distribution Agreement on sixty days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act.

                        HOW TO PURCHASE AND REDEEM SHARES

        A complete description of the manner by which shares of the Funds may be purchased appears in the Prospectus under the caption "Purchasing Shares."

        Information concerning redemption of the Funds' shares is set forth in the Prospectus under the caption "Redeeming Shares." Shares of the Funds may be redeemed directly through AIM Distributors. The Funds intend to redeem all shares of the Funds in cash. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. A repurchase is effected at the net asset value of the Fund next determined after such order is received. Such arrangement is subject to timely receipt by AFS of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Funds or by AIM Distributors when shares are redeemed or repurchased, financial institutions may charge a fair service fee for handling the transaction.

        The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.


                          NET ASSET VALUE DETERMINATION

        The net asset value of a share of each Fund is determined once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern Time), on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE will generally be used. The net asset values per share of the Retail Classes and the Institutional Classes will differ because different expenses are attributable to each class. The income or loss and the expenses (except those listed below) of a Fund are allocated to each class on the basis of the net assets of the Fund allocable to each such class, calculated as of the close of business on the previous business day, as adjusted for the current day's shareholder activity of each class. Distribution and service fees and transfer agency fees (to the extent different rates are charged to different classes) are allocated only to the class to which such expenses relate. The net asset value per share of a class is determined by subtracting the liabilities (e.g., the expenses) of the Fund allocated to the class from the assets of the Fund allocated to the class and dividing the result by the total number of shares outstanding of such class. Determination of each Fund's net asset value per share is made in accordance with generally accepted accounting principles.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day, prior to the determination of net asset value. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market system) is valued on the basis of prices provided by independent pricing services. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or lacking a last sale, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as dividend rate, yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or for which market quotations are not reflective of fair value are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees of the Trust. Short-term obligations having sixty (60) days or less to maturity are valued at amortized cost, which approximates market value. (See also "Purchasing Shares," "Redeeming Shares" and "Pricing of Shares" in the Prospectus.)

        Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of a Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

        Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor can not exchange or redeem shares of the Fund.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

        Income dividends and capital gains distributions are automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in Institutional Class shares of another Fund, subject to the terms and conditions set forth in the Prospectus. If a shareholder's account does not have any shares in it on a dividend or capital gains distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

TAX MATTERS

        The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

        Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

        Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gains to redemptions of Fund shares and will reduce the amount of such income and gains that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gains to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has under-distributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

        In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

        In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the companies, and securities of other issuers, the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

        If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY

        In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss.

        In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (a) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (b) the asset is otherwise held by the Fund as part of a "straddle", or (c) the asset is stock and the Fund grants certain call options with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will generally be treated as a short-term capital gain or loss. In the case of covered options, gain or loss may be long-term.

        Other hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date) unless the closed transaction exception applies.

        Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term (taxable at a maximum rate of 20% for non-corporate shareholders) and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

        Because application of the rules governing Section 1256 contracts and constructive sales may affect the character of gains or losses and/or accelerate the recognition of gains or losses from the affected investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased as compared to a fund that did not engage in transactions involving Section 1256 contracts or constructive sales.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

        A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

        For purposes of the excise tax, a regulated investment company shall (a) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, and (b) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

        Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

        Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

        A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. A shareholder of a Fund electing to use equalization accounting, however, is likely to be taxed on less gain recognized prior to the date the shareholder acquires his shares since such gain will in many cases have been allocated to shares of the Fund that have previously been redeemed. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

        Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (a) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3)and(4) (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend, and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, has granted certain options to buy or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (b) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (c) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced (a) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund, or (b) by application of Code Section 246(b) which in general limits the dividends received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends received deduction and certain other items).

        Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividend received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. For taxable years beginning after 1997, however, certain small corporations are wholly exempt from the AMT.

        Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Funds to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

         Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

        Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

        In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

        Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

        The Funds will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (a) who has provided either an incorrect tax identification number or no number at all, (b) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (c) who has failed to certify to a Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF SHARES

        A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within thirty (30) days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 20%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and
(4) (discussed above in connection with the dividends received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of non-corporate taxpayers are currently taxed at a maximum rate that in some cases may be 19.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

FOREIGN SHAREHOLDERS

        Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends and return of capital distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gains.

        If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

        In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

        The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

        The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on May 24, 2000. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

        Rules of state and local taxation for ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.


                             SHAREHOLDER INFORMATION

        This information supplements the discussion in the Funds' Prospectus under the title "Shareholder Information."

        SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates, although the Trust in its sole discretion may issue them.

        REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and FMC are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and FMC may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Taxpayer Identification Number or Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and FMC reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

        DIVIDENDS AND DISTRIBUTIONS. In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

        Dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date.

        Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

        Any dividend or distribution paid by a Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.


                            MISCELLANEOUS INFORMATION

CHARGES FOR CERTAIN ACCOUNT INFORMATION

        The Transfer Agent may impose certain copying charges for requests of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

AUDIT REPORTS

       The Board of Trustees will issue to shareholders semi-annually the Funds' financial statements. Financial statements, audited by independent auditors, will be issued annually. Due to an investment in another AIM Fund, which KPMG LLP represented to the AIM Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as independent public accountants for the Trust. The Board of Trustees of the Trust has selected Ernst & Young LLP, 1221 McKinney, Suite 2400, Houston, TX, 77010-2007, as the independent public accountants to audit the financial statements of the Funds.

LEGAL MATTERS

        Certain legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103.

CUSTODIAN AND TRANSFER AGENT

        State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. The Custodian attends to the collection of principal and income, pays and collects all monies for securities bought and sold by the Funds and performs certain other ministerial duties. A I M Fund Services, Inc., a wholly owned subsidiary of AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, acts as transfer and dividend disbursing agent for the Funds. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets. The Funds pay the Custodian and the Transfer Agent such compensation as may be agreed upon from time to time.

PRINCIPAL HOLDERS OF SECURITIES

AGGRESSIVE GROWTH

        To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Aggressive Growth as of May 18, 2000, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:



                                             Percent               Percent Owned
Name and Address                            Owned of               of Record and
of Record Owner                           Record only*             Beneficially
----------------                          ------------             -------------
Retail Class A Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           13.78%                   - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

The Manufacturers Life Insurance Co.           6.54%                    -0-
C/O Manulife Financial USA
Attn:  Rosie Chuck Srs. Acctg.
250 Bloor Street East 7th Floor
Toronto, Ontario, Canada M4W 1E5

Retail Class B Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith            7.72%                    -0-
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           23.35%                    -0-
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL  32246



---------------------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

BLUE CHIP

        To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Blue Chip as of May 18, 2000, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

                                             Percent               Percent Owned
Name and Address                            Owned of               of Record and
of Record Owner                           Record only*             Beneficially
----------------                          ------------             -------------
Retail Class A Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith            8.20%                   - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class B Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           10.52%                   - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           20.34%                   - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Banc One Securities Corp. FBO                  7.19%                    -0-
The One Investment Solution
733 Greencrest Drive
Westerville, OH  43081

--------------------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

CAPITAL DEVELOPMENT

        To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Capital Development as of May 18, 2000, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

                                             Percent               Percent Owned
Name and Address                            Owned of               of Record and
of Record Owner                           Record only*             Beneficially
---------------                           ------------             -------------
Retail Class A Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           10.66%                   - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class B Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           14.46%                   - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           19.25%                   - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Coastgear & Company                            6.93%                    -0-
State Street Bank & Trust
Attn:  Kevin Smith
125 Rosemont Avenue
Westwood, MA  02090


---------------------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

CHARTER

        To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Charter as of May 18, 2000, and the Institutional Class of Charter as of May 18, 2000, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

                                             Percent               Percent Owned
Name and Address                            Owned of               of Record and
of Record Owner                           Record only*             Beneficially
---------------                           ------------             -------------
Retail Class A Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           12.96%                   - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Great-West Life and Annuity Insurance Co.      6.91%                  - 0 -
401(k) Unit Valuations
Attn:  Mutual Fund Trading 2T2
8515 E. Orchard
Englewood, CO 80111

Retail Class B Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith            8.48%                   - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           19.04%                   - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Institutional Class
------------- -----
Commonwealth of Massachusetts                 96.01%                   - 0 -
One Ashburton Place
12th Floor
Boston, MA  02108

------------------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

CONSTELLATION

        To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Constellation as of May 18, 2000, and of the Institutional Class of Constellation as of May 18, 2000, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

                                             Percent               Percent Owned
Name and Address                            Owned of               of Record and
of Record Owner                           Record only*             Beneficially
---------------                           ------------             -------------
Retail Class A Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           15.84%                   - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class B Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith            7.15%                   - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           22.84%                   - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Banc One Securities Corp. FBO                  8.81%                    -0-
The One Investment Solution
733 Greencrest Drive
Westerville, OH  43081

Institutional Class
------------- -----
Nationwide Ohio Variable Account              39.14%                   - 0 -
P.O. Box 182029
C/O IPO Portfolio Accounting
Columbus, Ohio 43218

Commonwealth of Massachusetts                 34.16%                   - 0 -
Deferred Compensation Plan Trust
One Ashburton Place
12th Floor
Boston, MA 02108



-------------------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                             Percent               Percent Owned
Name and Address                            Owned of               of Record and
of Record Owner                           Record only*             Beneficially
---------------                           ------------             -------------
Frontier Trust FBO NDC's Retirement
  Plans - NR                                   7.22%                   - 0 -
P. O. Box 20629
Columbus, OH  43220-0629

DEMOGRAPHIC TRENDS

        To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Demographic Trends as of May 18, 2000, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

                                             Percent               Percent Owned
Name and Address                            Owned of               of Record and
of Record Owner                           Record only*             Beneficially
---------------                           ------------             -------------
Retail Class A Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith            8.62%                    -0-
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class B Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           17.28%                    -0-
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           21.28%                    -0-
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

-------------------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

EMERGING GROWTH

        To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Emerging Growth as of May 18, 2000, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

                                             Percent               Percent Owned
Name and Address                            Owned of               of Record and
of Record Owner                           Record only*             Beneficially
----------------                          ------------             -------------
Retail Class A Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           8.52%                     -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246

Retail Class B Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           6.66%                     -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246

Retail Class C Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith          24.91%                     -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246

LARGE CAP BASIC VALUE

        To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A shares of Large Cap Basic Value as of May 18, 2000, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:


                                             Percent               Percent Owned
Name and Address                            Owned of               of Record and
of Record Owner                           Record only*             Beneficially
----------------                          ------------             -------------
Retail Class A Shares
------ ----- - ------
A I M Advisors, Inc.                          91.28%**                  -0-
Attn:  David Hessel
11 Greenway Plaza, Suite 100
Houston, TX  77046

-------------------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.
** A shareholder who holds 25% or more of the outstanding shares of a fund may be presumed to be in "control" of such fund as defined in the 1940 Act.

LARGE CAP GROWTH

        To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Large Cap Growth as of May 18, 2000, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

                                             Percent               Percent Owned
Name and Address                             Owned of              of Record and
of Record Owner                            Record only*            Beneficially
---------------                            ------------            -------------
Retail Class C Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith            8.62%                    -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246

MID CAP

        To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Mid Cap as of May 18, 2000, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:


                                             Percent               Percent Owned
Name and Address                            Owned of               of Record and
of Record Owner                            Record only*             Beneficially
---------------                            -----------             -------------
Retail Class A Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith            7.91%**                  -0-
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class B Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           26.16%**                  -0-
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           24.91%**                  -0-
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

-----------------------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

** A shareholder who holds 25% or more of the outstanding shares of a fund may be presumed to be in "control" of such fund as defined in the 1940 Act.

WEINGARTEN

        To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Weingarten as of May 18, 2000, and the Institutional Class of Weingarten as of May 18, 2000, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

                                             Percent               Percent Owned
Name and Address                            Owned of               of Record and
of Record Owner                           Record only*             Beneficially
----------------                          ------------             -------------
Retail Class A Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           16.30%                   - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd  Floor
Jacksonville, FL  32246

Great-West Life and Annuity                    5.61%                   - 0 -
Insurance Co.
401(K) Unit Valuations
Attn:  Mutual Fund Trading 2T2
8515 E. Orchard
Englewood, CO 80111

Retail Class B Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith            9.41%                   - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           19.99%                   - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Institutional Class
------------- -----
Commonwealth of Massachusetts                 85.53%                   - 0 -
Deferred Compensation Plan Trust
One Ashburton Place
12th Floor
Boston, MA 02108

-------------------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                             Percent               Percent Owned
Name and Address                            Owned of               of Record and
of Record Owner                            Record only             Beneficially
----------------                           -----------             -------------
Frontier Trust FBO NDC's                       7.83%                    -0-
  Retirement Plans - NR
Attn:  Reconciliation Dept.
P. O. Box 20629
Columbus, OH 43220-0629

-------------------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.


        As of May 18, 2000, the trustees and officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of each class of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Demographic Trends, Emerging Growth, Large Cap Basic Value, Large Cap Growth and Weingarten. As of May 18, 2000, the trustees and officers of the Trust as a group owned 1.54% of the outstanding Class A shares of Emerging Growth.

OTHER INFORMATION

        The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Trust has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to the Funds and the securities offered hereby. The Registration Statement is available for inspection by the public at the SEC in Washington, D.C.

                                    APPENDIX

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S

        Commercial paper rated by Standard & Poor's has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well-established, and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's Commercial Paper is rated A-1 or A-2. A-1 indicates the degree of safety regarding time of payment is very strong. A-2 indicates that the capacity for timely payment is strong, but that the relative degree of safety is not as overwhelming as for issues designated A-1.

MOODY'S

        Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of a parent company and the relationships which exist with the issuer; and (h) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or Prime-2.


                      DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR'S

        AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

        AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

Moody's

        Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high-grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                              FINANCIAL STATEMENTS





                                       FS

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Equity Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of the AIM Charter Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Charter Fund as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                       KPMG LLP

                       December 3, 1999
                       Houston, Texas

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                     SHARES          VALUE
COMMON STOCKS & OTHER EQUITY
INTERESTS-92.27%
BANKS (MONEY CENTER)-2.97%
Chase Manhattan Corp. (The)          2,500,000   $  218,437,500
---------------------------------------------------------------
BROADCASTING (TELEVISION, RADIO
  & CABLE)-4.67%
AT&T Corp.-Liberty Media
  Group-Class A(a)                   1,000,000       39,687,500
---------------------------------------------------------------
Comcast Corp.-Class A                3,000,000      126,375,000
---------------------------------------------------------------
MediaOne Group, Inc.(a)              2,500,000      177,656,250
---------------------------------------------------------------
                                                    343,718,750
---------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-4.90%
Corning, Inc.                          500,000       39,312,500
---------------------------------------------------------------
Lucent Technologies Inc.             1,755,000      112,758,750
---------------------------------------------------------------
Motorola, Inc.                         850,000       82,821,875
---------------------------------------------------------------
Nokia Oyj-ADR (Finland)                800,000       92,450,000
---------------------------------------------------------------
QUALCOMM, Inc.(a)                      150,000       33,412,500
---------------------------------------------------------------
                                                    360,755,625
---------------------------------------------------------------
COMPUTERS (HARDWARE)-6.27%
Dell Computer Corp.(a)               1,500,000       60,187,500
---------------------------------------------------------------
International Business Machines
  Corp.(b)                           2,250,000      221,343,750
---------------------------------------------------------------
Sun Microsystems, Inc.(a)            1,700,000      179,881,250
---------------------------------------------------------------
                                                    461,412,500
---------------------------------------------------------------
COMPUTERS (NETWORKING)-2.51%
Cisco Systems, Inc.(a)               2,500,000      185,000,000
---------------------------------------------------------------
COMPUTERS (PERIPHERALS)-2.33%
EMC Corp.(a)                         1,250,000       91,250,000
---------------------------------------------------------------
Lexmark International Group,
  Inc.-Class A(a)                    1,024,500       79,975,031
---------------------------------------------------------------
                                                    171,225,031
---------------------------------------------------------------
COMPUTERS (SOFTWARE &
  SERVICES)-10.27%
America Online, Inc.(a)                600,000       77,812,500
---------------------------------------------------------------
Microsoft Corp.(a)                   3,800,000      351,737,500
---------------------------------------------------------------
Novell, Inc.(a)                     11,000,000      220,687,500
---------------------------------------------------------------
VERITAS Software Corp.(a)              650,000       70,118,750
---------------------------------------------------------------
Yahoo! Inc.(a)                         200,000       35,812,500
---------------------------------------------------------------
                                                    756,168,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
CONSUMER FINANCE-0.74%
Providian Financial Corp.              500,000   $   54,500,000
---------------------------------------------------------------
ELECTRICAL EQUIPMENT-2.76%
General Electric Co.                 1,500,000      203,343,750
---------------------------------------------------------------
ELECTRONICS
  (SEMICONDUCTORS)-1.55%
Linear Technology Corp.                600,000       41,962,500
---------------------------------------------------------------
Texas Instruments, Inc.                800,000       71,800,000
---------------------------------------------------------------
                                                    113,762,500
---------------------------------------------------------------
EQUIPMENT (SEMICONDUCTOR)-0.82%
Applied Materials, Inc.(a)             500,000       44,906,250
---------------------------------------------------------------
Teradyne, Inc.(a)                      400,000       15,400,000
---------------------------------------------------------------
                                                     60,306,250
---------------------------------------------------------------
FINANCIAL (DIVERSIFIED)-7.81%
American Express Co.                 1,500,000      231,000,000
---------------------------------------------------------------
Citigroup, Inc.                      2,300,000      124,487,500
---------------------------------------------------------------
Fannie Mae                           1,000,000       70,750,000
---------------------------------------------------------------
Freddie Mac                          2,750,000      148,671,875
---------------------------------------------------------------
                                                    574,909,375
---------------------------------------------------------------
HEALTH CARE (DIVERSIFIED)-7.55%
American Home Products Corp.         1,400,000       73,150,000
---------------------------------------------------------------
Bristol-Myers Squibb Co.             2,000,000      153,625,000
---------------------------------------------------------------
Johnson & Johnson                    1,500,001      157,125,084
---------------------------------------------------------------
Warner-Lambert Co.                   2,150,000      171,596,875
---------------------------------------------------------------
                                                    555,496,959
---------------------------------------------------------------
HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-4.05%
Pfizer, Inc.                         3,750,000      148,125,000
---------------------------------------------------------------
Pharmacia & Upjohn, Inc.               950,000       51,240,625
---------------------------------------------------------------
Schering-Plough Corp.                2,000,000       99,000,000
---------------------------------------------------------------
                                                    298,365,625
---------------------------------------------------------------
HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.64%
Guidant Corp.                        1,750,000       86,406,250
---------------------------------------------------------------
Medtronic, Inc.                      1,000,000       34,625,000
---------------------------------------------------------------
                                                    121,031,250
---------------------------------------------------------------

                                AIM CHARTER FUND
                                      FS-2

                                                     MARKET
                                     SHARES          VALUE
INSURANCE (MULTI-LINE)-2.80%
American International Group,
  Inc.                               2,000,000   $  205,875,000
---------------------------------------------------------------
INVESTMENT
  BANKING/BROKERAGE-3.74%
Goldman Sachs Group, Inc. (The)        150,000       10,650,000
---------------------------------------------------------------
Merrill Lynch & Co., Inc.              500,000       39,250,000
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                     1,250,000      137,890,625
---------------------------------------------------------------
Schwab (Charles) Corp. (The)         2,250,000       87,609,375
---------------------------------------------------------------
                                                    275,400,000
---------------------------------------------------------------
LODGING-HOTELS-0.76%
Carnival Corp.                       1,250,000       55,625,000
---------------------------------------------------------------
MANUFACTURING
  (DIVERSIFIED)-5.19%
Tyco International Ltd.(b)           8,650,000      345,459,375
---------------------------------------------------------------
United Technologies Corp.              600,000       36,300,000
---------------------------------------------------------------
                                                    381,759,375
---------------------------------------------------------------
OIL & GAS (DRILLING &
  EQUIPMENT)-1.50%
Baker Hughes, Inc.                   1,250,000       34,921,875
---------------------------------------------------------------
Halliburton Co.                        800,000       30,150,000
---------------------------------------------------------------
Schlumberger Ltd.                      750,000       45,421,875
---------------------------------------------------------------
                                                    110,493,750
---------------------------------------------------------------
OIL (DOMESTIC INTEGRATED)-0.33%
Conoco, Inc.-Class B                   900,000       24,412,500
---------------------------------------------------------------
OIL (INTERNATIONAL
  INTEGRATED)-1.18%
Mobil Corp.                            900,000       86,850,000
---------------------------------------------------------------
RAILROADS-0.48%
Kansas City Southern Industries,
  Inc.                                 750,000       35,578,125
---------------------------------------------------------------
RETAIL (BUILDING SUPPLIES)-1.89%
Home Depot, Inc. (The)                 749,993       56,624,472
---------------------------------------------------------------
Lowe's Companies, Inc.               1,500,000       82,500,000
---------------------------------------------------------------
                                                    139,124,472
---------------------------------------------------------------
RETAIL (COMPUTERS &
  ELECTRONICS)-2.13%
Best Buy Co., Inc.(a)                1,400,000       77,787,500
---------------------------------------------------------------
Tandy Corp.                          1,250,000       78,671,875
---------------------------------------------------------------
                                                    156,459,375
---------------------------------------------------------------
RETAIL (FOOD CHAINS)-0.54%
Kroger Co. (The)(a)                  1,916,900       39,895,481
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
RETAIL (GENERAL
  MERCHANDISE)-5.38%
Costco Wholesale Corp.(a)              400,000   $   32,125,000
---------------------------------------------------------------
Dayton Hudson Corp.                  3,000,000      193,875,000
---------------------------------------------------------------
Wal-Mart Stores, Inc.                3,000,000      170,062,500
---------------------------------------------------------------
                                                    396,062,500
---------------------------------------------------------------
RETAIL (SPECIALTY)-0.48%
Amazon.com, Inc.(a)                    500,000       35,312,500
---------------------------------------------------------------
SERVICES (DATA PROCESSING)-1.33%
Concord EFS, Inc.(a)                 1,500,000       40,593,750
---------------------------------------------------------------
First Data Corp.                     1,250,000       57,109,375
---------------------------------------------------------------
                                                     97,703,125
---------------------------------------------------------------
TELECOMMUNICATIONS (LONG
  DISTANCE)-2.33%
MCI WorldCom, Inc.(a)                2,000,000      171,625,000
---------------------------------------------------------------
TELEPHONE-1.37%
GTE Corp.                              500,000       37,500,000
---------------------------------------------------------------
SBC Communications, Inc.             1,250,000       63,671,875
---------------------------------------------------------------
                                                    101,171,875
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $4,615,196,054)                             6,791,781,943
---------------------------------------------------------------
CONVERTIBLE PREFERRED
  STOCKS-2.32%
BROADCASTING (TELEVISION, RADIO
  & CABLE)-0.76%
Mediaone Group, Inc.-$2.25
  Series D Conv. Pfd.                  400,000       56,200,000
---------------------------------------------------------------
ELECTRIC COMPANIES-1.56%
Houston Industries, Inc.-$3.29
  Conv. Pfd.                         1,000,000      114,750,000
---------------------------------------------------------------
    Total Convertible Preferred
      Stocks (Cost $123,420,376)                    170,950,000
---------------------------------------------------------------

                                   PRINCIPAL
                                     AMOUNT
CONVERTIBLE BONDS & NOTES-2.09%
COMPUTERS (HARDWARE)-0.30%
Candescent Technology Corp.,
  Conv. Sr. Sub. Deb., 7.00%,
  05/01/03 (Acquired
  04/17/98-11/30/98; Cost
  $27,943,750)(c)                 $ 28,300,000       22,074,000
---------------------------------------------------------------
COMPUTERS (SOFTWARE &
  SERVICES)-0.94%
VERITAS Software Corp., Conv.
  Notes, 5.25%, 11/01/04            13,500,000       69,001,875
---------------------------------------------------------------

                             AIM CHARTER FUND

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
RETAIL (SPECIALTY)-0.51%
Amazon.com, Inc., Conv. Sub.
  Deb., 4.75%, 02/01/09           $ 35,000,000   $   37,275,000
---------------------------------------------------------------
TELECOMMUNICATIONS (LONG
  DISTANCE)-0.34%
Global Telesystems Group, Inc.,
  Conv. Sr. Unsec. Sub. Notes,
  8.75%, 06/30/00 (Acquired
  02/05/98; Cost $13,002,080)(c)    10,000,000       25,025,000
---------------------------------------------------------------
    Total Convertible Bonds &
      Notes
      (Cost $95,916,763)                            153,375,875
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
MONEY MARKET FUNDS-4.93%
STIC Liquid Assets Portfolio(d)    181,461,397   $  181,461,397
---------------------------------------------------------------
STIC Prime Portfolio(d)            181,461,397      181,461,397
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $362,922,794)                           362,922,794
---------------------------------------------------------------
TOTAL INVESTMENTS-101.61%                         7,479,030,612
---------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(1.61%)                                   (118,345,314)
---------------------------------------------------------------
NET ASSETS-100.00%                               $7,360,685,298
===============================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Conv.  - Convertible
Deb.  - Debentures
Pfd.   - Preferred
Sec.  - Secured
Sr.    - Senior
Sub.  - Subordinated
Unsec. - Unsecured

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)A portion of this security is subject to call options written. See Note 7.
(c)Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with the procedures established by the Board of Directors. The aggregate market value of these securities at 10/31/99 was $47,099,000 which represented 0.64% of the Fund's net assets.
(d)The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.
                                AIM CHARTER FUND

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999

ASSETS:
Investments, at market value (cost
  $5,197,455,987)                             $7,479,030,612
------------------------------------------------------------
Receivables for:
  Investments sold                                11,818,345
------------------------------------------------------------
  Capital stock sold                              10,408,480
------------------------------------------------------------
  Dividends and interest                           7,301,796
------------------------------------------------------------
Investment for deferred compensation plan             83,490
------------------------------------------------------------
Other assets                                         140,597
------------------------------------------------------------
      Total assets                             7,508,783,320
------------------------------------------------------------
LIABILITIES:
Payables for:
  Investments purchased                          105,957,126
------------------------------------------------------------
  Capital stock reacquired                         8,011,254
------------------------------------------------------------
  Deferred compensation                               83,490
------------------------------------------------------------
Options written (Premiums received
  $25,481,560)                                    25,656,250
------------------------------------------------------------
Accrued advisory fees                              3,634,922
------------------------------------------------------------
Accrued administrative services fees                  27,618
------------------------------------------------------------
Accrued directors' fees                                3,913
------------------------------------------------------------
Accrued distribution fees                          3,681,163
------------------------------------------------------------
Accrued transfer agent fees                          637,952
------------------------------------------------------------
Accrued operating expenses                           404,334
------------------------------------------------------------
      Total liabilities                          148,098,022
------------------------------------------------------------
Net assets applicable to shares outstanding   $7,360,685,298
============================================================
NET ASSETS:
Class A                                       $4,948,665,737
============================================================
Class B                                       $2,206,751,605
============================================================
Class C                                       $  138,467,127
============================================================
Institutional Class                           $   66,800,829
============================================================
CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:
Class A:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                    288,328,877
============================================================
Class B:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                    130,030,549
============================================================
Class C:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                      8,139,220
============================================================
Institutional Class:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                      3,855,460
============================================================
Class A:
  Net asset value and redemption price per
    share                                     $        17.16
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $17.16 / 94.50%)      $        18.16
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        16.97
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        17.01
============================================================
Institutional Class:
  Net asset value, offering and redemption
    price per share                           $        17.33
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:
Dividends (net of $157,812 foreign
  withholding tax)                            $   49,869,261
------------------------------------------------------------
Interest                                          25,693,052
------------------------------------------------------------
      Total investment income                     75,562,313
------------------------------------------------------------
EXPENSES:
Advisory fees                                     41,014,707
------------------------------------------------------------
Administrative services fees                         235,274
------------------------------------------------------------
Custodian fees                                       364,030
------------------------------------------------------------
Directors' fees                                       50,623
------------------------------------------------------------
Distribution fees-Class A                         13,556,239
------------------------------------------------------------
Distribution fees-Class B                         18,631,086
------------------------------------------------------------
Distribution fees-Class C                            809,325
------------------------------------------------------------
Transfer agent fees-Class A                        4,930,725
------------------------------------------------------------
Transfer agent fees-Class B                        3,087,342
------------------------------------------------------------
Transfer agent fees-Class C                          149,576
------------------------------------------------------------
Transfer agent fees-Institutional Class                6,136
------------------------------------------------------------
Other                                              1,214,166
------------------------------------------------------------
      Total expenses                              84,049,229
------------------------------------------------------------
Less:   Fees waived by advisor                    (1,130,089)
------------------------------------------------------------
      Expenses paid indirectly                      (149,110)
------------------------------------------------------------
      Net expenses                                82,770,030
------------------------------------------------------------
Net investment income (loss)                      (7,207,717)
------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:
Net realized gain (loss) from:
  Investment securities                          668,004,945
------------------------------------------------------------
  Foreign currencies                              (1,105,968)
------------------------------------------------------------
  Option contracts written                        (9,533,983)
------------------------------------------------------------
                                                 657,364,994
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        1,116,385,588
------------------------------------------------------------
  Foreign currencies                                 (47,768)
------------------------------------------------------------
  Option contracts written                           214,221
------------------------------------------------------------
                                               1,116,552,041
------------------------------------------------------------
  Net gain from investment securities,
    foreign currencies and option contracts    1,773,917,035
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $1,766,709,318
============================================================

See Notes to Financial Statements.
                              AIM CHARTER FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                   1999               1998
                                                              ---------------    --------------
OPERATIONS:
  Net investment income (loss)                                $    (7,207,717)   $   37,825,223
-----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                      657,364,994       206,268,933
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, futures and option
    contracts                                                   1,116,552,041       254,914,824
-----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations      1,766,709,318       499,008,980
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                          (9,134,542)      (28,039,987)
-----------------------------------------------------------------------------------------------
  Class B                                                                  --        (3,013,337)
-----------------------------------------------------------------------------------------------
  Class C                                                                  --           (47,378)
-----------------------------------------------------------------------------------------------
  Institutional Class                                                (216,682)         (445,449)
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                        (149,620,112)     (346,531,949)
-----------------------------------------------------------------------------------------------
  Class B                                                         (57,712,333)     (108,856,197)
-----------------------------------------------------------------------------------------------
  Class C                                                          (1,614,093)         (819,962)
-----------------------------------------------------------------------------------------------
  Institutional Class                                              (1,761,967)       (3,989,466)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         151,495,357       235,195,827
-----------------------------------------------------------------------------------------------
  Class B                                                         370,892,559       350,425,592
-----------------------------------------------------------------------------------------------
  Class C                                                          84,930,162        32,069,085
-----------------------------------------------------------------------------------------------
  Institutional Class                                               9,431,197         3,464,509
-----------------------------------------------------------------------------------------------
      Net increase in net assets                                2,163,398,864       628,420,268
-----------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                           5,197,286,434     4,568,866,166
-----------------------------------------------------------------------------------------------
  End of period                                               $ 7,360,685,298    $5,197,286,434
===============================================================================================
NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                  $ 4,466,453,244    $3,821,903,969
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (217,108)        9,291,857
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                     613,057,085       201,250,572
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                    2,281,392,077     1,164,840,036
-----------------------------------------------------------------------------------------------
                                                              $ 7,360,685,298    $5,197,286,434
===============================================================================================

See Notes to Financial Statements.

                                AIM CHARTER FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital with a secondary objective of current income.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
     On October 31, 1999, undistributed net investment income was increased by $7,049,976, undistributed net realized gains decreased by $34,849,976 and paid-in capital increased by $27,800,000 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value

                              AIM CHARTER FUND
   of the contracts may not correlate with changes in the value of the securities being hedged.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
I. Bond Premiums -- It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
J. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has contractually agreed to waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the contractual waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. The waiver is contractual and may not be terminated without approval of the Board of Directors. During the year ended October 31, 1999, AIM waived fees of $1,130,089. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1999, AIM was paid $235,274 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for

                                AIM CHARTER FUND
providing transfer agency and shareholder services to the Fund. During the year ended October 31, 1999, AFS was paid $4,807,681 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares and a master distribution agreement with Fund Management Company ("FMC) to serve as the distributor for the Institutional Class shares of the Fund. The Company has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $13,556,239, $18,631,086 and $809,325, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $2,030,454 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $96,080 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS, FMC and AIM Distributors.
  During the year ended October 31, 1999, the Fund paid legal fees of $15,483 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $76,809 and $72,301, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $149,110 during the year ended October 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $7,032,932,257 and $6,722,183,283, respectively.
The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                       $2,293,837,834
----------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities      (24,022,713)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $2,269,815,121
==========================================================
Cost of investments for tax purposes is $5,209,215,491.

                              AIM CHARTER FUND

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 1999 are summarized as follows:

                                                               CALL OPTION CONTRACTS
                                                              ------------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
                                                              ---------   ------------
Beginning of year                                               31,202    $  8,091,351
--------------------------------------------------------------------------------------
Written                                                         62,592      40,059,097
--------------------------------------------------------------------------------------
Closed                                                         (54,607)    (18,452,621)
--------------------------------------------------------------------------------------
Exercised                                                      (14,921)     (4,076,636)
--------------------------------------------------------------------------------------
Expired                                                         (1,766)       (139,631)
--------------------------------------------------------------------------------------
End of year                                                     22,500    $ 25,481,560
======================================================================================

Open call option contracts written at October 31, 1999 were as follows:

                                                                                       OCTOBER 31,      UNREALIZED
                                         CONTRACT   STRIKE   NUMBER OF    PREMIUMS         1999        APPRECIATION
                 ISSUE                    MONTH     PRICE    CONTRACTS    RECEIVED     MARKET VALUE   (DEPRECIATION)
---------------------------------------  --------   ------   ---------   -----------   ------------   --------------
International Business Machines Corp.     Jan-00     $80      12,500     $20,804,105   $25,156,250     $(4,352,145)
--------------------------------------------------------------------------------------------------------------------
Tyco International Ltd.                   Nov-99      50      10,000       4,677,455       500,000       4,177,455
--------------------------------------------------------------------------------------------------------------------
                                                              22,500     $25,481,560   $25,656,250     $  (174,690)
====================================================================================================================

NOTE 8-PUT OPTION CONTRACTS

Transactions in put options during the year ended October 31, 1999 are summarized as follows:

                                                               PUT OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS      PAID
                                                              ---------   -----------
Beginning of year                                                   --    $        --
-------------------------------------------------------------------------------------
Purchased                                                       24,165      6,379,447
-------------------------------------------------------------------------------------
Closed                                                         (20,165)    (4,215,217)
-------------------------------------------------------------------------------------
Exercised                                                           --             --
-------------------------------------------------------------------------------------
Expired                                                         (4,000)    (2,164,230)
-------------------------------------------------------------------------------------
End of year                                                         --    $        --
=====================================================================================

NOTE 9-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                      1999                          1998
                                                           ---------------------------   ---------------------------
                                                             SHARES         AMOUNT         SHARES         AMOUNT
                                                           -----------   -------------   -----------   -------------
Sold:
  Class A                                                   51,272,783   $ 809,088,837    65,753,775   $ 868,543,898
--------------------------------------------------------------------------------------------------------------------
  Class B                                                   36,310,602     576,056,633    32,991,364     431,938,545
--------------------------------------------------------------------------------------------------------------------
  Class C                                                    6,968,661     111,866,437     2,736,777      36,139,093
--------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          828,138      13,421,969       568,334       7,594,968
--------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                   10,532,077     149,384,623    29,328,588     355,378,824
--------------------------------------------------------------------------------------------------------------------
  Class B                                                    3,894,826      54,866,091     8,807,895     105,930,618
--------------------------------------------------------------------------------------------------------------------
  Class C                                                      107,859       1,525,822        67,166         810,828
--------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          134,608       1,929,704       351,483       4,295,496
--------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                  (51,731,503)   (806,978,103)  (75,327,509)   (988,726,895)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                  (16,551,587)   (260,030,165)  (14,417,738)   (187,443,571)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                   (1,788,368)    (28,462,097)     (376,288)     (4,880,836)
--------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         (372,429)     (5,920,476)     (636,014)     (8,425,955)
--------------------------------------------------------------------------------------------------------------------
                                                            39,605,667   $ 616,749,275    49,847,833   $ 621,155,013
====================================================================================================================

                                AIM CHARTER FUND

NOTE 10-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Institutional Class capital stock outstanding during each of the years in the five-year period ended October 31, 1999.

                                                               1999       1998       1997       1996       1995
                                                              -------    -------    -------    -------    -------
Net asset value, beginning of period                          $ 13.42    $ 13.48    $ 11.24    $ 10.66    $  8.93
------------------------------------------------------------  -------    -------    -------    -------    -------
Income from investment operations:
    Net investment income                                        0.09       0.18       0.16       0.24       0.23
------------------------------------------------------------  -------    -------    -------    -------    -------
    Net gains (losses) on securities (both realized and
     unrealized)                                                 4.43       1.24       2.91       1.44       2.07
------------------------------------------------------------  -------    -------    -------    -------    -------
         Total from investment operations                        4.52       1.42       3.07       1.68       2.30
------------------------------------------------------------  -------    -------    -------    -------    -------
Less distributions:
    Dividends from net investment income                        (0.07)     (0.14)     (0.16)     (0.20)     (0.24)
------------------------------------------------------------  -------    -------    -------    -------    -------
    Distributions from net realized gains                       (0.54)     (1.34)     (0.67)     (0.90)     (0.33)
------------------------------------------------------------  -------    -------    -------    -------    -------
         Total distributions                                    (0.61)     (1.48)     (0.83)     (1.10)     (0.57)
------------------------------------------------------------  -------    -------    -------    -------    -------
Net asset value, end of period                                $ 17.33    $ 13.42    $ 13.48    $ 11.24    $ 10.66
============================================================  =======    =======    =======    =======    =======
Total return                                                    34.61%     11.69%     29.05%     17.29%     27.45%
============================================================  =======    =======    =======    =======    =======
Net assets, end of period (000s omitted)                      $66,801    $43,815    $40,191    $29,591    $25,538
============================================================  =======    =======    =======    =======    =======
Ratio of expenses (exclusive of interest) to average net
  assets(a)                                                      0.65%(b)    0.66%     0.67%      0.69%      0.74%
============================================================  =======    =======    =======    =======    =======
Ratio of net investment income to average net assets(c)          0.51%(b)    1.37%     1.21%      2.24%      1.98%
============================================================  =======    =======    =======    =======    =======
Portfolio turnover rate                                           107%       154%       170%       164%       161%
============================================================  =======    =======    =======    =======    =======

(a) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.67%, 0.67%, 0.68% and 0.70% for 1999-1996.

(b) Ratios are based on average net assets of $57,565,832.

(c) After fee waivers and/or expense reimbursements. Ratios of net investment income prior to fee waivers and/or expense reimbursements were 0.49%, 1.36%, 1.20% and 2.23% for 1999-1996.



                              AIM CHARTER FUND

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Equity Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of the AIM Constellation Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Constellation Fund as of October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                       KPMG LLP

                       December 3, 1999
                       Houston, Texas

                          AIM CONSTELLATION FUND

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                    MARKET
                                    SHARES           VALUE
COMMON STOCKS & OTHER EQUITY
INTERESTS-95.54%
AIRLINES-0.25%
Southwest Airlines Co.              2,250,000   $    37,828,125
---------------------------------------------------------------
AUTO PARTS & EQUIPMENT-0.67%
Danaher Corp.                       1,250,000        60,390,625
---------------------------------------------------------------
SPX Corp.(a)                          500,000        42,375,000
---------------------------------------------------------------
                                                    102,765,625
---------------------------------------------------------------
BANKS (MAJOR REGIONAL)-0.58%
Northern Trust Corp.                  925,000        89,320,312
---------------------------------------------------------------
BANKS (REGIONAL)-1.01%
Bank United Corp.-Class A           1,000,000        39,000,000
---------------------------------------------------------------
Compass Bancshares, Inc.            1,000,000        26,687,500
---------------------------------------------------------------
Old Kent Financial Corp.              817,425        33,310,069
---------------------------------------------------------------
TCF Financial Corp.                   700,000        20,650,000
---------------------------------------------------------------
Zions Bancorp                         600,000        35,362,500
---------------------------------------------------------------
                                                    155,010,069
---------------------------------------------------------------
BIOTECHNOLOGY-1.53%
Biogen, Inc.(a)                     2,500,000       185,312,500
---------------------------------------------------------------
Chiron Corp.(a)                     1,000,000        28,562,500
---------------------------------------------------------------
Genzyme Corp.(a)                      527,300        20,169,225
---------------------------------------------------------------
                                                    234,044,225
---------------------------------------------------------------
BROADCASTING (TELEVISION, RADIO
  & CABLE)-4.64%
Adelphia Communications Corp.(a)    1,000,000        54,625,000
---------------------------------------------------------------
AMFM Inc.(a)                        2,250,000       157,500,000
---------------------------------------------------------------
AT&T Corp.-Liberty Media
  Group-Class A(a)                  3,000,000       119,062,500
---------------------------------------------------------------
Cox Communications, Inc.-Class
  A(a)                              1,500,000        68,156,250
---------------------------------------------------------------
Hispanic Broadcasting Corp.(a)      1,050,000        85,050,000
---------------------------------------------------------------
Univision Communications,
  Inc.-Class A(a)                   1,465,400       124,650,587
---------------------------------------------------------------
USA Networks, Inc.(a)               1,317,800        59,383,362
---------------------------------------------------------------
Westwood One, Inc.(a)                 887,400        40,931,325
---------------------------------------------------------------
                                                    709,359,024
---------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-9.95%
ADC Telecommunications, Inc.(a)     1,750,000        83,453,125
---------------------------------------------------------------
Comverse Technology, Inc.(a)        1,500,000       170,250,000
---------------------------------------------------------------
Corning, Inc.                       3,186,600       250,546,425
---------------------------------------------------------------
General Instrument Corp.(a)         1,900,000       102,243,750
---------------------------------------------------------------
JDS Uniphase Corp.(a)               1,500,000       250,312,500
---------------------------------------------------------------
Lucent Technologies Inc.(b)         3,849,120       247,305,960
---------------------------------------------------------------
Motorola, Inc.                        750,000        73,078,125
---------------------------------------------------------------
Nokia Oyj-ADR (Finland)             1,500,000       173,343,750
---------------------------------------------------------------
QUALCOMM, Inc.(a)                     250,000        55,687,500
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
COMMUNICATIONS EQUIPMENT-(CONTINUED)
Scientific-Atlanta, Inc.            2,000,000   $   114,500,000
---------------------------------------------------------------
                                                  1,520,721,135
---------------------------------------------------------------
COMPUTERS (HARDWARE)-1.39%
Apple Computer, Inc.(a)             1,000,000        80,125,000
---------------------------------------------------------------
Gateway, Inc.(a)                    2,000,000       132,125,000
---------------------------------------------------------------
                                                    212,250,000
---------------------------------------------------------------
COMPUTERS (NETWORKING)-0.87%
Exodus Communications, Inc.(a)        341,700        29,386,200
---------------------------------------------------------------
VeriSign, Inc.(a)                     835,000       103,122,500
---------------------------------------------------------------
                                                    132,508,700
---------------------------------------------------------------
COMPUTERS (PERIPHERALS)-3.06%
Adaptec, Inc.(a)                    3,000,000       135,000,000
---------------------------------------------------------------
EMC Corp.(a)(b)(c)                  3,500,000       255,500,000
---------------------------------------------------------------
Lexmark International Group,
  Inc.- Class A(a)                  1,000,000        78,062,500
---------------------------------------------------------------
                                                    468,562,500
---------------------------------------------------------------
COMPUTERS (SOFTWARE &
  SERVICES)-15.30%
America Online, Inc.(a)             2,625,000       340,429,687
---------------------------------------------------------------
At Home Corp.(a)                    1,150,000        42,981,250
---------------------------------------------------------------
BMC Software, Inc.(a)               2,500,000       160,468,750
---------------------------------------------------------------
Business Objects S.A.-ADR
  (France)(a)                         675,000        48,600,000
---------------------------------------------------------------
Check Point Software
  Technologies Ltd. (Israel)(a)       750,000        86,765,625
---------------------------------------------------------------
Citrix Systems, Inc.(a)             2,800,000       179,550,000
---------------------------------------------------------------
Compuware Corp.(a)                  1,250,000        34,765,625
---------------------------------------------------------------
Electronic Arts, Inc.(a)            1,250,000       101,015,625
---------------------------------------------------------------
Electronics for Imaging, Inc.(a)    2,000,000        80,625,000
---------------------------------------------------------------
Inktomi Corp.(a)                      750,000        76,078,125
---------------------------------------------------------------
Intuit, Inc.(a)                     3,750,000       109,218,750
---------------------------------------------------------------
J.D. Edwards & Co.(a)               1,050,000        25,134,375
---------------------------------------------------------------
Lycos, Inc.(a)                      3,000,000       160,500,000
---------------------------------------------------------------
Microsoft Corp.(a)                  1,150,000       106,446,875
---------------------------------------------------------------
Novell, Inc.(a)                     1,000,000        20,062,500
---------------------------------------------------------------
RealNetworks, Inc.(a)               1,000,000       109,687,500
---------------------------------------------------------------
Siebel Systems, Inc.(a)               600,000        65,887,500
---------------------------------------------------------------
Synopsys, Inc.(a)                   1,000,000        62,312,500
---------------------------------------------------------------
Verio, Inc.(a)                      2,125,000        79,289,063
---------------------------------------------------------------
VERITAS Software Corp.(a)           2,500,000       269,687,500
---------------------------------------------------------------
Yahoo! Inc.(a)                      1,000,000       179,062,500
---------------------------------------------------------------
                                                  2,338,568,750
---------------------------------------------------------------

                             AIM CONSTELLATION FUND

                                                    MARKET
                                    SHARES           VALUE
CONSUMER FINANCE-2.41%
Capital One Financial Corp.         2,323,700   $   123,156,100
---------------------------------------------------------------
Providian Financial Corp.           1,800,000       196,200,000
---------------------------------------------------------------
SLM Holding Corp.                   1,000,000        48,937,500
---------------------------------------------------------------
                                                    368,293,600
---------------------------------------------------------------
ELECTRICAL EQUIPMENT-5.18%
American Power Conversion
  Corp.(a)                          5,250,000       117,796,875
---------------------------------------------------------------
Conexant Systems, Inc.(a)           2,000,000       186,750,000
---------------------------------------------------------------
Sanmina Corp.(a)                    1,000,000        90,062,500
---------------------------------------------------------------
Solectron Corp.(a)                  3,000,000       225,750,000
---------------------------------------------------------------
Symbol Technologies, Inc.           2,625,000       104,343,750
---------------------------------------------------------------
Vishay Intertechnology, Inc.(a)     2,750,000        67,203,125
---------------------------------------------------------------
                                                    791,906,250
---------------------------------------------------------------
ELECTRONICS (COMPONENT
  DISTRIBUTORS)-0.11%
AVX Corp.                             428,100        17,124,000
---------------------------------------------------------------
ELECTRONICS (DEFENSE)-0.29%
General Motors Corp.-Class H(a)       600,000        43,687,500
---------------------------------------------------------------
ELECTRONICS
  (INSTRUMENTATION)-0.88%
PE Corp-PE Biosystems Group         1,550,000       100,556,250
---------------------------------------------------------------
Waters Corp.(a)                       650,000        34,531,250
---------------------------------------------------------------
                                                    135,087,500
---------------------------------------------------------------
ELECTRONICS
  (SEMICONDUCTORS)-9.30%
Altera Corp.(a)                     2,875,000       139,796,875
---------------------------------------------------------------
Analog Devices, Inc.(a)             3,000,000       159,375,000
---------------------------------------------------------------
ASM Lithography Holding N.V.
  (Netherlands)(a)                    650,000        47,206,250
---------------------------------------------------------------
Atmel Corp.(a)                        916,800        35,411,400
---------------------------------------------------------------
Cypress Semiconductor Corp.(a)      4,000,000       102,250,000
---------------------------------------------------------------
Linear Technology Corp.             2,000,000       139,875,000
---------------------------------------------------------------
LSI Logic Corp.(a)                  2,000,000       106,375,000
---------------------------------------------------------------
Maxim Integrated Products,
  Inc.(a)                           1,500,000       118,406,250
---------------------------------------------------------------
Microchip Technology, Inc.(a)       1,338,375        89,169,234
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                 2,499,700       235,596,725
---------------------------------------------------------------
Vitesse Semiconductor Corp.(a)      2,000,000        91,750,000
---------------------------------------------------------------
Xilinx, Inc.(a)                     2,000,000       157,250,000
---------------------------------------------------------------
                                                  1,422,461,734
---------------------------------------------------------------
EQUIPMENT (SEMICONDUCTOR)-1.67%
Applied Materials, Inc.(a)            500,000        44,906,250
---------------------------------------------------------------
KLA-Tencor Corp.(a)                 1,200,000        95,025,000
---------------------------------------------------------------
Novellus Systems, Inc.(a)             500,000        38,750,000
---------------------------------------------------------------
Teradyne, Inc.(a)                   2,000,000        77,000,000
---------------------------------------------------------------
                                                    255,681,250
---------------------------------------------------------------
FINANCIAL (DIVERSIFIED)-1.36%
American Express Co.                  575,000        88,550,000
---------------------------------------------------------------
Citigroup, Inc.                     1,100,000        59,537,500
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
FINANCIAL (DIVERSIFIED)-(CONTINUED)
MGIC Investment Corp.               1,000,000   $    59,750,000
---------------------------------------------------------------
                                                    207,837,500
---------------------------------------------------------------
GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-0.46%
Park Place Entertainment(a)         5,304,000        69,615,000
---------------------------------------------------------------
HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.80%
Forest Laboratories, Inc.(a)        1,500,000        68,812,500
---------------------------------------------------------------
Jones Pharma, Inc.(d)               3,691,275       114,429,525
---------------------------------------------------------------
Medicis Pharmaceutical
  Corp.-Class A(a)                  1,200,000        36,600,000
---------------------------------------------------------------
MedImmune, Inc.(a)                    500,000        56,000,000
---------------------------------------------------------------
                                                    275,842,025
---------------------------------------------------------------
HEALTH CARE (MANAGED CARE)-0.32%
Express Scripts, Inc.-Class A(a)    1,000,000        49,125,000
---------------------------------------------------------------
HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.38%
Bausch & Lomb, Inc.                 1,000,000        54,000,000
---------------------------------------------------------------
Biomet, Inc.                        2,500,000        75,312,500
---------------------------------------------------------------
Medtronic, Inc.                     1,500,000        51,937,500
---------------------------------------------------------------
Sybron International Corp.(a)       1,250,000        29,765,625
---------------------------------------------------------------
                                                    211,015,625
---------------------------------------------------------------
INSURANCE (LIFE/HEALTH)-0.33%
AFLAC, Inc.                         1,000,000        51,125,000
---------------------------------------------------------------
INVESTMENT
  BANKING/BROKERAGE-1.02%
Schwab (Charles) Corp. (The)        4,000,000       155,750,000
---------------------------------------------------------------
INVESTMENT MANAGEMENT-0.53%
Federated Investors, Inc.-Class
  B                                 2,064,000        35,604,000
---------------------------------------------------------------
Knight/Trimark Group, Inc.-Class
  A(a)                              1,750,000        45,609,375
---------------------------------------------------------------
                                                     81,213,375
---------------------------------------------------------------
LEISURE TIME (PRODUCTS)-0.91%
Harley-Davidson, Inc.               2,350,000       139,384,375
---------------------------------------------------------------
NATURAL GAS-0.40%
El Paso Energy Corp.                1,500,000        61,500,000
---------------------------------------------------------------
OIL & GAS (DRILLING &
  EQUIPMENT)-3.60%
Baker Hughes, Inc.                  2,000,000        55,875,000
---------------------------------------------------------------
BJ Services Co.(a)                  2,000,000        68,625,000
---------------------------------------------------------------
Cooper Cameron Corp.(a)(d)          2,750,000       106,390,625
---------------------------------------------------------------
Diamond Offshore Drilling, Inc.     1,000,000        31,750,000
---------------------------------------------------------------
Global Industries Ltd.(a)           3,000,000        24,000,000
---------------------------------------------------------------
R&B Falcon Corporation(a)           3,716,600        46,225,213
---------------------------------------------------------------
Rowan Companies, Inc.(a)            2,250,000        35,015,625
---------------------------------------------------------------
Smith International, Inc.(a)        1,750,000        60,484,375
---------------------------------------------------------------

                           AIM CONSTELLATION FUND

                                                    MARKET
                                    SHARES           VALUE
OIL & GAS (DRILLING & EQUIPMENT)-(CONTINUED)
Transocean Offshore, Inc.           1,500,000   $    40,781,250
---------------------------------------------------------------
Varco International, Inc.(a)        2,499,400        26,399,913
---------------------------------------------------------------
Weatherford International,
  Inc.(a)                           1,600,000        54,200,000
---------------------------------------------------------------
                                                    549,747,001
---------------------------------------------------------------
OIL & GAS (EXPLORATION &
  PRODUCTION)-0.99%
Apache Corp.                        1,790,000        69,810,000
---------------------------------------------------------------
EOG Resources, Inc.                 3,200,000        66,600,000
---------------------------------------------------------------
Santa Fe Snyder Corp.(a)            1,750,000        15,093,750
---------------------------------------------------------------
                                                    151,503,750
---------------------------------------------------------------
PERSONAL CARE-0.23%
Estee Lauder Cos. Inc.-Class A        750,000        34,968,750
---------------------------------------------------------------
PUBLISHING-0.43%
McGraw-Hill Cos., Inc. (The)        1,100,000        65,587,500
---------------------------------------------------------------
RAILROADS-0.70%
Kansas City Southern Industries,
  Inc.                              2,250,000       106,734,375
---------------------------------------------------------------
RESTAURANTS-0.78%
Brinker International, Inc.(a)      2,000,000        46,625,000
---------------------------------------------------------------
Outback Steakhouse, Inc.(a)         1,750,000        40,250,000
---------------------------------------------------------------
Papa John's International,
  Inc.(a)                             851,500        31,824,813
---------------------------------------------------------------
                                                    118,699,813
---------------------------------------------------------------
RETAIL (BUILDING SUPPLIES)-0.58%
Lowe's Companies, Inc.              1,600,000        88,000,000
---------------------------------------------------------------
RETAIL (COMPUTERS &
  ELECTRONICS)-2.95%
Best Buy Co., Inc.(a)               1,750,000        97,234,375
---------------------------------------------------------------
CDW Computer Centers, Inc.(a)       1,954,600       120,696,550
---------------------------------------------------------------
Circuit City Stores-Circuit City
  Group                             2,500,000       106,718,750
---------------------------------------------------------------
Tandy Corp.                         2,000,000       125,875,000
---------------------------------------------------------------
                                                    450,524,675
---------------------------------------------------------------
RETAIL (DEPARTMENT STORES)-0.98%
Kohl's Corp.(a)                     2,000,000       149,625,000
---------------------------------------------------------------
RETAIL (DISCOUNTERS)-1.17%
Dollar Tree Stores, Inc.(a)         1,810,600        78,874,263
---------------------------------------------------------------
Family Dollar Stores, Inc.          2,850,000        58,781,250
---------------------------------------------------------------
Ross Stores, Inc.                   2,000,000        41,250,000
---------------------------------------------------------------
                                                    178,905,513
---------------------------------------------------------------
RETAIL (FOOD CHAINS)-0.27%
Kroger Co. (The)(a)                 2,000,000        41,625,000
---------------------------------------------------------------
RETAIL (SPECIALTY)-2.80%
Barnes & Noble, Inc.(a)             1,153,000        23,996,813
---------------------------------------------------------------
Bed Bath & Beyond, Inc.(a)          2,750,100        91,612,706
---------------------------------------------------------------
eToys, Inc.(a)                      1,169,000        69,847,750
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
RETAIL (SPECIALTY)-(CONTINUED)
Linens 'n Things, Inc.(a)           1,285,300   $    51,090,675
---------------------------------------------------------------
Staples, Inc.(a)                    6,000,000       133,125,000
---------------------------------------------------------------
Williams-Sonoma, Inc.(a)            1,077,500        57,915,625
---------------------------------------------------------------
                                                    427,588,569
---------------------------------------------------------------
RETAIL (SPECIALTY-APPAREL)-1.76%
American Eagle Outfitters,
  Inc.(a)                             808,300        34,605,344
---------------------------------------------------------------
Intimate Brands, Inc.               1,000,000        41,000,000
---------------------------------------------------------------
Men's Wearhouse, Inc. (The)(d)      2,310,075        50,677,270
---------------------------------------------------------------
Talbots, Inc. (The)                 1,302,100        61,280,081
---------------------------------------------------------------
TJX Companies, Inc. (The)           3,000,000        81,375,000
---------------------------------------------------------------
                                                    268,937,695
---------------------------------------------------------------
SERVICES (ADVERTISING/
  MARKETING)-3.31%
CMGI, Inc.(a)                         500,000        54,718,750
---------------------------------------------------------------
Interpublic Group of Companies,
  Inc.                              1,000,000        40,625,000
---------------------------------------------------------------
Lamar Advertising Co.(a)(d)         3,025,000       163,350,000
---------------------------------------------------------------
Omnicom Group, Inc.                 2,500,000       220,000,000
---------------------------------------------------------------
TMP Worldwide, Inc.(a)                450,000        28,096,875
---------------------------------------------------------------
                                                    506,790,625
---------------------------------------------------------------
SERVICES (COMMERCIAL &
  CONSUMER)-0.91%
ChoicePoint, Inc.(a)                  617,300        38,156,856
---------------------------------------------------------------
Cintas Corp.                        1,500,000        90,375,000
---------------------------------------------------------------
Viad Corp.                            400,500         9,837,281
---------------------------------------------------------------
                                                    138,369,137
---------------------------------------------------------------
SERVICES (DATA PROCESSING)-3.02%
Affiliated Computer Services,
  Inc.-Class A(a)                   1,000,000        38,000,000
---------------------------------------------------------------
Concord EFS, Inc.(a)                6,750,000       182,671,875
---------------------------------------------------------------
DST Systems, Inc.(a)                  750,000        47,765,625
---------------------------------------------------------------
Fiserv, Inc.(a)                     3,750,000       120,000,000
---------------------------------------------------------------
Paychex, Inc.                       1,875,000        73,828,125
---------------------------------------------------------------
                                                    462,265,625
---------------------------------------------------------------
SPECIALTY PRINTING-0.32%
Valassis Communications, Inc.(a)    1,125,000        48,375,000
---------------------------------------------------------------
TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.63%
Crown Castle International
  Corp.(a)                          2,750,000        52,937,500
---------------------------------------------------------------
Metromedia Fiber Network,
  Inc.-Class A(a)                   1,290,000        42,650,625
---------------------------------------------------------------
                                                     95,588,125
---------------------------------------------------------------
TELECOMMUNICATIONS (LONG
  DISTANCE)-0.23%
Global TeleSystems Group,
  Inc.(a)                           1,500,000        35,906,250
---------------------------------------------------------------
TELEPHONE-1.38%
CenturyTel, Inc.                    2,249,925        90,981,342
---------------------------------------------------------------

                             AIM CONSTELLATION FUND

                                                    MARKET
                                    SHARES           VALUE
TELEPHONE-(CONTINUED)
Cincinnati Bell, Inc.(a)            1,000,000   $    20,812,500
---------------------------------------------------------------
NTL, Inc.(a)                          687,500        51,820,313
---------------------------------------------------------------
RCN Corp.(a)                        1,000,000        47,875,000
---------------------------------------------------------------
                                                    211,489,155
---------------------------------------------------------------
TEXTILES (APPAREL)-0.90%
Jones Apparel Group, Inc.(a)        2,563,800        81,080,175
---------------------------------------------------------------
Tommy Hilfiger Corp.(a)             2,000,000        56,500,000
---------------------------------------------------------------
                                                    137,580,175
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $8,597,266,374)                            14,606,399,932
---------------------------------------------------------------

                         NUMBER
                           OF       EXERCISE   EXPIRATION    MARKET
                        CONTRACTS    PRICE        DATE       VALUE
OPTIONS
PURCHASED-0.00%
COMPUTERS
  (PERIPHERALS)-0.00%
EMC Corp. (Cost
  $1,338,808)             5,691       $60        Dec-99     $604,669
--------------------------------------------------------------------

                                                     MARKET
                                     SHARES           VALUE
MONEY MARKET FUNDS-4.63%
STIC Liquid Assets Portfolio(e)    353,486,756       353,486,756
----------------------------------------------------------------
STIC Prime Portfolio(e)            353,486,756       353,486,756
----------------------------------------------------------------
    Total Money Market Funds
      (Cost $706,973,512)                            706,973,512
----------------------------------------------------------------
TOTAL INVESTMENTS-100.17%                         15,313,978,113
----------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.17%)                                     (25,496,319)
----------------------------------------------------------------
NET ASSETS-100.00%                               $15,288,481,794
----------------------------------------------------------------

Investment Abbreviation:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)A portion of this security is subject to call options.
(c)A portion of this security is subject to put options.
(d)Affiliated issuers are those in which the Fund's holdings of an issuer represents 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate market value of these securities as of 10/31/99 was $434,847,420 which represented 2.84% of the Fund's net assets.
(e)The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.
                           AIM CONSTELLATION FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:
Investments, at market value (cost
  $9,305,578,694)                            $15,313,978,113
------------------------------------------------------------
Receivables for:
  Investments sold                                71,399,488
------------------------------------------------------------
  Capital stock sold                              10,526,738
------------------------------------------------------------
  Dividends and interest                           2,290,468
------------------------------------------------------------
Investment for deferred compensation plan            183,244
------------------------------------------------------------
Other assets                                          52,373
------------------------------------------------------------
      Total assets                            15,398,430,424
------------------------------------------------------------
LIABILITIES:
Payables for:
  Investments purchased                           56,379,176
------------------------------------------------------------
  Capital stock reacquired                        30,978,770
------------------------------------------------------------
  Deferred compensation                              183,244
------------------------------------------------------------
  Options written (premiums received
    $3,848,894)                                    5,097,494
------------------------------------------------------------
Accrued advisory fees                              7,461,612
------------------------------------------------------------
Accrued administrative services fees                  70,930
------------------------------------------------------------
Accrued directors' fees                                9,103
------------------------------------------------------------
Accrued distribution fees                          5,519,204
------------------------------------------------------------
Accrued transfer agent fees                        3,222,924
------------------------------------------------------------
Accrued operating expenses                         1,026,173
------------------------------------------------------------
      Total liabilities                          109,948,630
------------------------------------------------------------
Net assets applicable to shares outstanding  $15,288,481,794
============================================================

NET ASSETS:
Class A                                      $14,292,905,417
============================================================
Class B                                      $   589,717,520
============================================================
Class C                                      $   161,489,815
============================================================
Institutional Class                          $   244,369,042
============================================================
CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:
Class A:
  Authorized                                   1,000,000,000
------------------------------------------------------------
  Outstanding                                    412,537,590
============================================================
Class B:
  Authorized                                   1,000,000,000
------------------------------------------------------------
  Outstanding                                     17,344,531
============================================================
Class C:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                      4,751,201
============================================================
Institutional Class:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      6,787,086
============================================================
Class A:
  Net asset value and redemption price per
    share                                    $         34.65
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $34.65 / 94.50%)     $         36.67
============================================================
Class B:
  Net asset value and offering price per
    share                                    $         34.00
============================================================
Class C:
  Net asset value and offering price per
    share                                    $         33.99
============================================================
Institutional Class:
  Net asset value, offering and redemption
    price per share                          $         36.01
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:
Dividends (net of $242,135 foreign
  withholding tax)                            $   43,615,002
------------------------------------------------------------
Interest                                          42,276,941
------------------------------------------------------------
    Total investment income                       85,891,943
------------------------------------------------------------
EXPENSES:
Advisory fees                                     90,458,750
------------------------------------------------------------
Administrative services fees                         431,120
------------------------------------------------------------
Custodian fees                                       801,999
------------------------------------------------------------
Directors' fees                                       93,740
------------------------------------------------------------
Distribution fees-Class A                         40,983,445
------------------------------------------------------------
Distribution fees-Class B                          4,365,731
------------------------------------------------------------
Distribution fees-Class C                          1,175,217
------------------------------------------------------------
Transfer agent fees-Class A                       23,308,682
------------------------------------------------------------
Transfer agent fees-Class B                        1,540,074
------------------------------------------------------------
Transfer agent fees-Class C                          368,612
------------------------------------------------------------
Transfer agent fees-Institutional Class               22,937
------------------------------------------------------------
Other                                              2,563,084
------------------------------------------------------------
    Total expenses                               166,113,391
------------------------------------------------------------
Less: Fees waived by advisor                      (3,107,849)
------------------------------------------------------------
    Expenses paid indirectly                        (238,341)
------------------------------------------------------------
    Net expenses                                 162,767,201
------------------------------------------------------------
Net investment income (loss)                     (76,875,258)
------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  AND OPTION CONTRACTS:
Net realized gain from:
  Investment securities                        1,641,321,263
------------------------------------------------------------
  Option contracts written                         2,695,940
------------------------------------------------------------
                                               1,644,017,203
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        2,670,530,284
------------------------------------------------------------
  Foreign currencies                                  (1,219)
------------------------------------------------------------
  Option contracts written                        (1,395,306)
------------------------------------------------------------
                                               2,669,133,759
------------------------------------------------------------
      Net gain from investment securities,
         foreign currencies, and option
         contracts                             4,313,150,962
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $4,236,275,704
============================================================

See Notes to Financial Statements.
                             AIM CONSTELLATION FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                   1999                1998
                                                              ---------------     ---------------
OPERATIONS:
  Net investment income (loss)                                $   (76,875,258)    $   (68,697,946)
-------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, and option contracts                            1,644,017,203         459,324,772
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, and option
    contracts                                                   2,669,133,759        (647,916,119)
-------------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets resulting from
       operations                                               4,236,275,704        (257,289,293)
-------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                        (337,206,115)     (1,023,550,465)
-------------------------------------------------------------------------------------------------
  Class B                                                          (8,290,207)         (2,750,431)
-------------------------------------------------------------------------------------------------
  Class C                                                          (2,229,567)         (2,040,204)
-------------------------------------------------------------------------------------------------
  Institutional Class                                              (5,075,580)        (13,510,099)
-------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      (1,783,881,252)       (667,156,467)
-------------------------------------------------------------------------------------------------
  Class B                                                         205,093,817         292,437,630
-------------------------------------------------------------------------------------------------
  Class C                                                          55,508,352          60,444,760
-------------------------------------------------------------------------------------------------
  Institutional Class                                              (4,793,973)         17,436,212
-------------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets                    2,355,401,179      (1,595,978,357)
-------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                          12,933,080,615      14,529,058,972
-------------------------------------------------------------------------------------------------
  End of period                                               $15,288,481,794     $12,933,080,615
=================================================================================================
NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                  $ 7,663,956,851     $ 9,156,848,152
-------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (551,737)           (994,714)
-------------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, and option contracts        1,617,926,281         439,210,537
-------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, and option contracts                            6,007,150,399       3,338,016,640
-------------------------------------------------------------------------------------------------
                                                              $15,288,481,794     $12,933,080,615
=================================================================================================

See Notes to Financial Statements.
                          AIM CONSTELLATION FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
     On October 31, 1999, undistributed net investment income increased by $77,318,235, undistributed net realized gains decreased by $112,499,990 and paid in capital increased $35,181,755 as a result of net operating tax loss in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                             AIM CONSTELLATION FUND

E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
F. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
G. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
H. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has contractually agreed to waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the contractual waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. The waiver is contractual and may not be terminated without approval of the Board of Directors. During the year ended October 31, 1999, AIM waived fees of $3,107,849. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1999, AIM was paid $431,120 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 1999, AFS was paid $11,438,795 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares and a master distribution agreement with Fund Management Company ("FMC) to serve as the distributor for the Institutional Class shares of the Fund. The Company has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of

                          AIM CONSTELLATION FUND

0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $40,983,445, $4,365,731 and $1,175,217, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $3,182,696 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $605,519 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS, FMC and AIM Distributors.
  During the year ended October 31, 1999, the Fund paid legal fees of $31,683 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $170,495 and $67,846, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $238,341 during the year ended October 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $8,369,125,551 and $10,276,104,460, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                       $6,146,948,281
----------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities     (161,712,109)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $5,985,236,172
=========================================================
Cost of investments for tax purposes is $9,328,741,941.

                             AIM CONSTELLATION FUND

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 1999 are summarized as follows:

                                                               CALL OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                              ---------   -----------
Beginning of period                                              1,875    $   357,644
-------------------------------------------------------------------------------------
Written                                                         41,226      7,516,095
-------------------------------------------------------------------------------------
Closed                                                         (17,190)    (3,487,198)
-------------------------------------------------------------------------------------
Expired                                                         (3,820)      (537,647)
-------------------------------------------------------------------------------------
End of period                                                   22,091    $ 3,848,894
=====================================================================================

Open call option contracts written at October 31, 1999 were as follows:

                                                                                      OCTOBER 31,      UNREALIZED
                                         CONTRACT   STRIKE   NUMBER OF    PREMIUMS        1999        APPRECIATION
                 ISSUE                    MONTH     PRICE    CONTRACTS    RECEIVED    MARKET VALUE   (DEPRECIATION)
---------------------------------------  --------   ------   ---------   ----------   ------------   --------------
EMC Corp.                                Jan. 00     $75       2,846     $1,162,552    $1,849,900     $  (687,348)
-------------------------------------------------------------------------------------------------------------------
Lucent Technologies Inc.                 Nov. 99      65      19,245      2,686,342     3,247,594        (561,252)
-------------------------------------------------------------------------------------------------------------------
                                                              22,091     $3,848,894    $5,097,494     $(1,248,600)
===================================================================================================================

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                      1999                             1998
                                                         ------------------------------   ------------------------------
                                                            SHARES          AMOUNT           SHARES          AMOUNT
                                                         ------------   ---------------   ------------   ---------------
Sold:
  Class A                                                  98,564,141   $ 2,981,238,092    271,511,337   $ 7,555,171,888
------------------------------------------------------------------------------------------------------------------------
  Class B                                                  10,942,571       332,728,027     12,877,388       356,713,527
------------------------------------------------------------------------------------------------------------------------
  Class C                                                   5,133,893       156,450,704      2,960,570        81,123,332
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                       1,596,295        51,100,608      2,149,830        60,442,629
------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                  11,320,463       318,895,308     38,633,795       977,878,833
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     286,888         7,992,642        104,498         2,643,686
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      75,962         2,115,494         76,723         1,938,518
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         170,003         4,957,282        494,582        12,886,955
------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                (167,354,090)   (5,084,014,652)  (330,045,727)   (9,200,207,188)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                  (4,443,036)     (135,626,852)    (2,423,778)      (66,919,583)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                  (3,390,263)     (103,057,846)      (842,846)      (22,617,090)
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                      (1,915,980)      (60,851,863)    (1,977,243)      (55,893,372)
------------------------------------------------------------------------------------------------------------------------
                                                          (49,013,153)  $(1,528,073,056)    (6,480,871)  $  (296,837,865)
========================================================================================================================

                           AIM CONSTELLATION FUND

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Institutional Class capital stock outstanding during each of the years in the five-year period ended October 31, 1999.

                                                                1999         1998         1997         1996         1995
                                                              --------     --------     --------     --------     --------
Net asset value, beginning of period                          $  27.25     $  30.00     $  26.01     $  24.05     $  18.49
------------------------------------------------------------  --------     --------     --------     --------     --------
Income from investment operations:
  Net investment income (loss)                                   (0.01)          --         0.02         0.04         0.02
------------------------------------------------------------  --------     --------     --------     --------     --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   9.50        (0.65)        4.86         2.67         6.06
------------------------------------------------------------  --------     --------     --------     --------     --------
    Total from investment operations                              9.49        (0.65)        4.88         2.71         6.08
------------------------------------------------------------  --------     --------     --------     --------     --------
Less distributions:
  Distributions from net realized gains                          (0.73)       (2.10)       (0.89)       (0.75)       (0.52)
------------------------------------------------------------  --------     --------     --------     --------     --------
Net asset value, end of period                                $  36.01     $  27.25     $  30.00     $  26.01     $  24.05
============================================================  ========     ========     ========     ========     ========
Total return                                                     35.46%       (1.85)%      19.42%       11.81%       34.09%
============================================================  ========     ========     ========     ========     ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $244,369     $189,039     $188,109     $293,035     $138,918
============================================================  ========     ========     ========     ========     ========
Ratio of expenses to average net assets(a)                        0.64%(b)     0.63%        0.65%        0.66%        0.66%
============================================================  ========     ========     ========     ========     ========
Ratio of net investment income (loss) to average net
  assets(c)                                                      (0.04)%(b)    (0.01)%      0.06%        0.21%        0.18%
============================================================  ========     ========     ========     ========     ========
Portfolio turnover rate                                             62%          76%          67%          58%          45%
============================================================  ========     ========     ========     ========     ========

(a) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.66%, 0.65%, 0.67%, 0.67% and 0.68% for 1999-1995.

(b) Ratios are based on average net assets of $216,157,183.

(c) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) prior to fee waivers and/or expense reimbursements were (0.06)%, (0.03)%, 0.04%, 0.20% and 0.16% for 1999-1995.

--------------------------------------------------------------------------------


                             AIM CONSTELLATION FUND

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Equity Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of AIM Weingarten Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Weingarten Fund as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with generally accepted accounting principles.

                       KPMG LLP

                       December 3, 1999
                       Houston, Texas

                            AIM WEINGARTEN FUND
                                      FS-24

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                     SHARES          VALUE
DOMESTIC COMMON STOCKS & OTHER
EQUITY INTERESTS-94.51%
BIOTECHNOLOGY-0.32%
Amgen, Inc.(a)                         386,300   $   30,807,425
---------------------------------------------------------------
BROADCASTING (TELEVISION, RADIO &
  CABLE)-7.88%
AT&T Corp. - Liberty Media
  Group-Class A(a)                   3,300,000      130,968,750
---------------------------------------------------------------
Cablevision Systems Corp.-Class
  A(a)                                 579,700       39,165,981
---------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                            2,000,000      160,750,000
---------------------------------------------------------------
Comcast Corp.-Class A                6,554,600      276,112,525
---------------------------------------------------------------
Cox Communications, Inc.-Class
  A(a)                               2,330,900      105,910,269
---------------------------------------------------------------
Infinity Broadcasting Corp.-Class
  A(a)                               1,274,500       44,049,906
---------------------------------------------------------------
                                                    756,957,431
---------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-9.33%
General Instrument Corp.(a)          2,822,200      151,869,637
---------------------------------------------------------------
JDS Uniphase Corp.(a)                  250,000       41,718,750
---------------------------------------------------------------
Lucent Technologies Inc.             2,500,000      160,625,000
---------------------------------------------------------------
Motorola, Inc.                       1,100,000      107,181,250
---------------------------------------------------------------
Nokia Oyj-ADR (Finland)              1,000,000      115,562,500
---------------------------------------------------------------
Nortel Networks Corp. (Canada)       3,250,000      201,296,875
---------------------------------------------------------------
QUALCOMM, Inc.(a)                      247,700       55,175,175
---------------------------------------------------------------
Tellabs, Inc.(a)                       988,000       62,491,000
---------------------------------------------------------------
                                                    895,920,187
---------------------------------------------------------------
COMPUTERS (HARDWARE)-6.54%
Apple Computer, Inc.(a)              1,000,000       80,125,000
---------------------------------------------------------------
Gateway, Inc.(a)                     3,600,000      237,825,000
---------------------------------------------------------------
International Business Machines
  Corp.                              1,000,000       98,375,000
---------------------------------------------------------------
Sun Microsystems, Inc.(a)(b)         2,000,000      211,625,000
---------------------------------------------------------------
                                                    627,950,000
---------------------------------------------------------------
COMPUTERS (NETWORKING)-2.22%
Cisco Systems, Inc.(a)(b)            2,879,800      213,105,200
---------------------------------------------------------------
COMPUTERS (PERIPHERALS)-1.66%
EMC Corp.(a)(b)                        900,000       65,700,000
---------------------------------------------------------------
Lexmark International Group,
  Inc.-Class A(a)                    1,204,400       94,018,475
---------------------------------------------------------------
                                                    159,718,475
---------------------------------------------------------------
COMPUTERS (SOFTWARE &
  SERVICES)-13.02%
America Online, Inc.(a)(b)           2,000,000      259,375,000
---------------------------------------------------------------
BMC Software, Inc.(a)                  634,800       40,746,225
---------------------------------------------------------------
Citrix Systems, Inc.(a)              1,581,700      101,426,512
---------------------------------------------------------------
Compuware Corp.(a)(b)                  421,400       11,720,187
---------------------------------------------------------------
Intuit, Inc.(a)                      1,198,200       34,897,575
---------------------------------------------------------------
Microsoft Corp.(a)                   4,750,000      439,671,875
---------------------------------------------------------------
Oracle Corp.(a)                        248,600       11,824,037
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)
Rational Software Corp.(a)             528,600   $   22,597,650
---------------------------------------------------------------
Unisys Corp.(a)                      2,977,600       72,206,800
---------------------------------------------------------------
VERITAS Software Corp.(a)(b)         1,250,000      134,843,750
---------------------------------------------------------------
Yahoo! Inc.(a)(b)                      675,000      120,867,188
---------------------------------------------------------------
                                                  1,250,176,799
---------------------------------------------------------------
ELECTRICAL EQUIPMENT-4.42%
General Electric Co.                 1,000,000      135,562,500
---------------------------------------------------------------
Koninklijke (Royal) Philips
  Electronics N.V.-ADR
  (Netherlands)                        506,000       52,592,375
---------------------------------------------------------------
Koninklijke (Royal) Philips
  Electronics N.V. (Netherlands)       948,520       97,294,320
---------------------------------------------------------------
Sanmina Corp.(a)(b)                  1,023,000       92,133,938
---------------------------------------------------------------
Symbol Technologies, Inc.            1,188,000       47,223,000
---------------------------------------------------------------
                                                    424,806,133
---------------------------------------------------------------
ELECTRONICS
  (INSTRUMENTATION)-0.44%
Waters Corp.(a)                        800,000       42,500,000
---------------------------------------------------------------
ELECTRONICS
  (SEMICONDUCTORS)-5.88%
Analog Devices, Inc.(a)              1,300,000       69,062,500
---------------------------------------------------------------
Cypress Semiconductor Corp.(a)       2,500,000       63,906,250
---------------------------------------------------------------
Intel Corp.(b)                         720,000       55,755,000
---------------------------------------------------------------
LSI Logic Corp.(a)                   1,250,000       66,484,375
---------------------------------------------------------------
Texas Instruments, Inc.              1,700,000      152,575,000
---------------------------------------------------------------
Xilinx, Inc.(a)                      2,000,000      157,250,000
---------------------------------------------------------------
                                                    565,033,125
---------------------------------------------------------------
ENTERTAINMENT-1.38%
Time Warner, Inc.                    1,900,000      132,406,250
---------------------------------------------------------------
FINANCIAL (DIVERSIFIED)-4.96%
American Express Co.                   700,000      107,800,000
---------------------------------------------------------------
Fannie Mae                           2,263,900      160,170,925
---------------------------------------------------------------
Freddie Mac                          3,859,600      208,659,625
---------------------------------------------------------------
                                                    476,630,550
---------------------------------------------------------------
HEALTH CARE (DIVERSIFIED)-7.95%
Bristol-Myers Squibb Co.             2,500,000      192,031,250
---------------------------------------------------------------
Johnson & Johnson                    2,785,947      291,827,948
---------------------------------------------------------------
Warner-Lambert Co.                   3,500,000      279,343,750
---------------------------------------------------------------
                                                    763,202,948
---------------------------------------------------------------
HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-2.73%
Pfizer, Inc.                         1,076,200       42,509,900
---------------------------------------------------------------
Pharmacia & Upjohn, Inc.             1,500,000       80,906,250
---------------------------------------------------------------
Schering-Plough Corp.                2,795,700      138,387,150
---------------------------------------------------------------
                                                    261,803,300
---------------------------------------------------------------

                              AIM WEINGARTEN FUND

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (MEDICAL PRODUCTS &
SUPPLIES)-2.44%
Bausch & Lomb, Inc.                    412,200   $   22,258,800
---------------------------------------------------------------
Guidant Corp.                        4,297,100      212,169,313
---------------------------------------------------------------
                                                    234,428,113
---------------------------------------------------------------
INSURANCE (MULTI-LINE)-2.18%
American International Group,
  Inc.                               2,030,500      209,014,594
---------------------------------------------------------------
LODGING-HOTELS-2.05%
Carnival Corp.                       2,318,800      103,186,600
---------------------------------------------------------------
Royal Caribbean Cruises Ltd.         1,762,300       93,512,044
---------------------------------------------------------------
                                                    196,698,644
---------------------------------------------------------------
MANUFACTURING (DIVERSIFIED)-2.50%
Tyco International Ltd.              6,000,000      239,625,000
---------------------------------------------------------------
NATURAL GAS-0.48%
Enron Corp.                          1,150,000       45,928,125
---------------------------------------------------------------
RETAIL (BUILDING SUPPLIES)-4.10%
Home Depot, Inc. (The)               3,275,000      247,262,500
---------------------------------------------------------------
Lowe's Companies, Inc.               2,660,000      146,300,000
---------------------------------------------------------------
                                                    393,562,500
---------------------------------------------------------------
RETAIL (COMPUTERS &
  ELECTRONICS)-2.51%
Best Buy Co., Inc.(a)                1,340,000       74,453,750
---------------------------------------------------------------
Circuit City Stores-Circuit City
  Group                              1,700,000       72,568,750
---------------------------------------------------------------
Tandy Corp.                          1,500,000       94,406,250
---------------------------------------------------------------
                                                    241,428,750
---------------------------------------------------------------
RETAIL (DISCOUNTERS)-0.15%
Dollar Tree Stores, Inc.(a)            324,600       14,140,388
---------------------------------------------------------------
RETAIL (FOOD CHAINS)-0.42%
Kroger Co. (The)(a)                  1,950,000       40,584,375
---------------------------------------------------------------
RETAIL (GENERAL
  MERCHANDISE)-3.01%
Costco Wholesale Corp.(a)              700,000       56,218,750
---------------------------------------------------------------
Dayton Hudson Corp.                  1,405,300       90,817,513
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
RETAIL (GENERAL MERCHANDISE)-(CONTINUED)
Wal-Mart Stores, Inc.                2,500,000   $  141,718,750
---------------------------------------------------------------
                                                    288,755,013
---------------------------------------------------------------
RETAIL (SPECIALTY)-0.38%
Tiffany & Co.                          609,000       36,235,500
---------------------------------------------------------------
RETAIL (SPECIALTY-APPAREL)-0.65%
Gap, Inc. (The)                        670,000       24,873,750
---------------------------------------------------------------
Intimate Brands, Inc.(c)               909,100       37,273,100
---------------------------------------------------------------
                                                     62,146,850
---------------------------------------------------------------
SERVICES
  (ADVERTISING/MARKETING)-2.43%
Outdoor Systems, Inc.(a)             5,500,000      233,062,500
---------------------------------------------------------------
SERVICES (DATA PROCESSING)-0.94%
Concord EFS, Inc.(a)                   323,700        8,760,131
---------------------------------------------------------------
First Data Corp.                     1,440,000       65,790,000
---------------------------------------------------------------
Fiserv, Inc.(a)                        477,175       15,269,600
---------------------------------------------------------------
                                                     89,819,731
---------------------------------------------------------------
TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-1.54%
Nextel Communications, Inc.-Class
  A(a)                               1,300,000      112,043,750
---------------------------------------------------------------
Western Wireless Corp.-Class A(a)      672,900       35,579,588
---------------------------------------------------------------
                                                    147,623,338
---------------------------------------------------------------
    Total Domestic Common Stocks
      & Other Equity Interests
      (Cost $5,900,438,167)                       9,074,071,244
---------------------------------------------------------------
MONEY MARKET FUNDS-6.05%
STIC Liquid Assets Portfolio(d)    290,412,117      290,412,117
---------------------------------------------------------------
STIC Prime Portfolio(d)            290,412,117      290,412,117
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $580,824,234)                           580,824,234
---------------------------------------------------------------
TOTAL INVESTMENTS-100.56%                         9,654,895,478
---------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.56%)                                    (54,205,007)
---------------------------------------------------------------
NET ASSETS-100.00%                               $9,600,690,471
===============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 7.
(c) Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 10/31/99 represented 0.39% of the Fund's net assets.
(d) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

                           AIM WEINGARTEN FUND

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999

ASSETS:
Investments, at market value (cost
  $6,481,262,401)                         $9,654,895,478
--------------------------------------------------------
Receivables for:
  Investments sold                           292,802,227
--------------------------------------------------------
  Capital stock sold                           9,059,459
--------------------------------------------------------
  Dividends and interest                       3,724,856
--------------------------------------------------------
Investment for deferred compensation
  plan                                           132,089
--------------------------------------------------------
Other assets                                     170,438
--------------------------------------------------------
    Total assets                           9,960,784,547
--------------------------------------------------------
LIABILITIES:
Payables for:
  Investments purchased                      200,543,565
--------------------------------------------------------
  Capital stock reacquired                    11,182,096
--------------------------------------------------------
  Deferred compensation                          132,089
--------------------------------------------------------
  Options written (premiums received
    $116,996,621)                            137,381,137
--------------------------------------------------------
Accrued advisory fees                          4,560,939
--------------------------------------------------------
Accrued administrative services fees              33,365
--------------------------------------------------------
Accrued directors' fees                            3,745
--------------------------------------------------------
Accrued distribution fees                      4,061,117
--------------------------------------------------------
Accrued transfer agent fees                    1,100,647
--------------------------------------------------------
Accrued operating expenses                     1,095,376
--------------------------------------------------------
    Total liabilities                        360,094,076
--------------------------------------------------------
Net assets applicable to shares
  outstanding                             $9,600,690,471
========================================================
NET ASSETS:
Class A                                   $8,089,739,193
========================================================
Class B                                   $1,291,455,555
========================================================
Class C                                   $  105,419,980
========================================================
Institutional Class                       $  114,075,743
========================================================
CAPITAL STOCK, $0.001 PAR VALUE PER
  SHARE:
Class A:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                285,748,483
========================================================
Class B:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                 47,327,507
========================================================
Class C:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                  3,860,919
========================================================
Institutional Class:
  Authorized                                 200,000,000
--------------------------------------------------------
  Outstanding                                  3,938,787
========================================================
Class A:
  Net asset value and redemption price
    per share                             $        28.31
--------------------------------------------------------
  Offering price per share:
      (Net asset value of
         $28.31 / 94.50%)                 $        29.96
========================================================
Class B:
  Net asset value and offering price per
    share                                 $        27.29
========================================================
Class C:
  Net asset value and offering price per
    share                                 $        27.30
========================================================
Institutional Class:
  Net asset value, offering and
    redemption price per share            $        28.96
========================================================

See Notes to Financial Statements.
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME:
Dividends (net of $491,673 foreign
  withholding tax)                          $   35,922,859
----------------------------------------------------------
Interest                                        20,631,177
----------------------------------------------------------
    Total investment income                     56,554,036
----------------------------------------------------------

EXPENSES:
Advisory fees                                   54,999,214
----------------------------------------------------------
Administrative services fees                       281,500
----------------------------------------------------------
Custodian fees                                     560,875
----------------------------------------------------------
Directors' fees                                     63,384
----------------------------------------------------------
Distribution fees-Class A                       22,561,363
----------------------------------------------------------
Distribution fees-Class B                       10,382,904
----------------------------------------------------------
Distribution fees-Class C                          593,913
----------------------------------------------------------
Transfer agent fees-Class A                      8,377,262
----------------------------------------------------------
Transfer agent fees-Class B                      2,106,122
----------------------------------------------------------
Transfer agent fees-Class C                        144,793
----------------------------------------------------------
Transfer agent fees-Institutional Class             11,831
----------------------------------------------------------
Other                                            2,155,285
----------------------------------------------------------
    Total expenses                             102,238,446
----------------------------------------------------------
Less: Fees waived by advisor                    (4,288,405)
----------------------------------------------------------
    Expenses paid indirectly                      (164,622)
----------------------------------------------------------
    Net expenses                                97,785,419
----------------------------------------------------------
Net investment income (loss)                   (41,231,383)
----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FUTURES AND OPTION
  CONTRACTS:
Net realized gain (loss) from:
  Investment securities                      1,362,280,575
----------------------------------------------------------
  Foreign currencies                            (5,296,267)
----------------------------------------------------------
  Futures contracts                             10,089,965
----------------------------------------------------------
  Option contracts purchased                    (4,655,890)
----------------------------------------------------------
  Option contracts written                    (109,805,107)
----------------------------------------------------------
                                             1,252,613,276
----------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                      1,465,393,764
----------------------------------------------------------
  Foreign currencies                                25,402
----------------------------------------------------------
  Futures contracts                             (6,756,866)
----------------------------------------------------------
  Option contracts purchased                    (3,182,585)
----------------------------------------------------------
  Option contracts written                     (27,511,086)
----------------------------------------------------------
                                             1,427,968,629
----------------------------------------------------------
  Net gain from investment securities,
    foreign currencies, futures and option
    contracts                                2,680,581,905
----------------------------------------------------------
Net increase in net assets resulting from
  operations                                $2,639,350,522
==========================================================

                              AIM WEINGARTEN FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                   1999              1998
                                                              --------------    --------------
OPERATIONS:
  Net investment income (loss)                                $  (41,231,383)   $       89,216
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                   1,252,613,276       514,276,104
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, futures and option
    contracts                                                  1,427,968,629       255,708,695
----------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations    2,639,350,522       770,074,015
----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                         (3,691,627)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                               (343,112)               --
----------------------------------------------------------------------------------------------
Distribution in excess of net investment income:
  Class A                                                           (377,640)
----------------------------------------------------------------------------------------------
  Institutional Class                                                 (5,008)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (404,965,108)     (864,947,763)
----------------------------------------------------------------------------------------------
  Class B                                                        (49,731,739)      (76,736,323)
----------------------------------------------------------------------------------------------
  Class C                                                         (1,700,816)         (626,936)
----------------------------------------------------------------------------------------------
  Institutional Class                                             (4,837,664)       (9,231,714)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         95,538,920       442,079,076
----------------------------------------------------------------------------------------------
  Class B                                                        347,953,526       240,674,117
----------------------------------------------------------------------------------------------
  Class C                                                         70,937,422        21,194,188
----------------------------------------------------------------------------------------------
  Institutional Class                                             16,644,022        12,302,794
----------------------------------------------------------------------------------------------
       Net increase in net assets                              2,704,771,698       534,781,454
----------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                          6,895,918,773     6,361,137,319
----------------------------------------------------------------------------------------------
  End of period                                               $9,600,690,471    $6,895,918,773
==============================================================================================
NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                  $5,279,351,381    $4,682,377,491
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (317,554)        4,034,739
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                  1,168,419,727       484,238,255
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                   3,153,236,917     1,725,268,288
----------------------------------------------------------------------------------------------
                                                              $9,600,690,471    $6,895,918,773
==============================================================================================

See Notes to Financial Statements.
                            AIM WEINGARTEN FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital primarily by investing in common stocks of seasoned and better-capitalized companies.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
     On October 31, 1999, undistributed net investment income was increased by $41,296,477, undistributed net realized gains decreased by $107,196,477 and paid-in capital increased by $65,900,000 as a result of differing book/tax treatment of foreign currency transactions, equalization credits and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a

                              AIM WEINGARTEN FUND
   foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
F. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
G. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
I. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has contractually agreed to waive a portion of its advisory fees payable by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion to and including $3 billion, plus 0.575% of the Fund's average daily net assets in excess of $3 billion to and including $4 billion, plus 0.55% of the Fund's average daily net assets in excess of $4 billion. The waiver is contractual and may not be terminated without approval of the Board of Directors. During the year ended October 31, 1999, AIM waived fees of $4,288,405. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1999, AIM was paid $281,500 for such services.

                            AIM WEINGARTEN FUND

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 1999, AFS was paid $5,776,859 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares and a master distribution agreement with Fund Management Company ("FMC) to serve as the distributor for the Institutional Class shares of the Fund. The Company has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $22,561,363, $10,382,904 and $593,913, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $2,209,013 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $156,642 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS, FMC and AIM Distributors.
  During the year ended October 31, 1999, the Fund paid legal fees of $20,003 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $102,746 and $61,876, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $164,622 during the year ended October 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $10,278,536,302 and $10,386,655,927, respectively.

The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                       $3,184,683,541
----------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities      (14,585,229)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $3,170,098,312
==========================================================
Cost of investments for tax purposes is $6,484,797,166.

                              AIM WEINGARTEN FUND

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 1999 are summarized as follows:

                                                                CALL OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
                                                              ---------   -------------
Beginning of period                                             76,233    $  44,508,416
---------------------------------------------------------------------------------------
Written                                                        341,015      393,780,650
---------------------------------------------------------------------------------------
Closed                                                        (271,232)    (293,502,772)
---------------------------------------------------------------------------------------
Exercised                                                      (46,212)      (3,522,927)
---------------------------------------------------------------------------------------
Expired                                                         (7,902)     (24,266,746)
---------------------------------------------------------------------------------------
End of period                                                   91,902    $ 116,996,621
=======================================================================================

Open call option contracts written at October 31, 1999 were as follows:

                                                                                       OCTOBER 31,      UNREALIZED
                                        CONTRACT   STRIKE   NUMBER OF     PREMIUMS         1999        APPRECIATION
                ISSUE                    MONTH     PRICE    CONTRACTS     RECEIVED     MARKET VALUE   (DEPRECIATION)
--------------------------------------  --------   ------   ---------   ------------   ------------   --------------
America Online, Inc.                     Apr-00     $120     20,000     $ 44,712,107   $51,500,000     $ (6,787,893)
--------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.                      Jan-00       70     28,798       22,892,140    24,118,325       (1,226,185)
--------------------------------------------------------------------------------------------------------------------
Compuware Corp.                          Jan-00       30      4,214        1,409,536     1,211,525          198,011
--------------------------------------------------------------------------------------------------------------------
EMC Corp.                                Apr-00       70      9,000        8,164,527    11,306,250       (3,141,723)
--------------------------------------------------------------------------------------------------------------------
Intel Corp.                              Apr-00       75      7,200        6,278,190     7,875,000       (1,596,810)
--------------------------------------------------------------------------------------------------------------------
Sanmina Corp.                            Jan-00       85      6,230        5,665,996     7,281,312       (1,615,316)
--------------------------------------------------------------------------------------------------------------------
Sun Microsystems, Inc.                   Apr-00       90      5,609        7,835,511    13,636,881       (5,801,370)
--------------------------------------------------------------------------------------------------------------------
VERITAS Software Corp.                   Dec-99       95      7,530        6,471,819    13,083,375       (6,611,556)
--------------------------------------------------------------------------------------------------------------------
Yahoo! Inc.                              Jan-00      175      3,321       13,566,795     7,368,469        6,198,326
--------------------------------------------------------------------------------------------------------------------
                                                             91,902     $116,996,621   137,381,137      (20,384,516)
====================================================================================================================

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                    1999                            1998
                                                        -----------------------------   -----------------------------
                                                          SHARES          AMOUNT          SHARES          AMOUNT
                                                        -----------   ---------------   -----------   ---------------
Sold:
  Class A                                                38,697,927   $   994,480,979    62,788,326   $ 1,368,867,407
---------------------------------------------------------------------------------------------------------------------
  Class B                                                17,982,789       456,125,945    12,056,594       257,385,548
---------------------------------------------------------------------------------------------------------------------
  Class C                                                 3,622,407        92,753,207     1,204,025        25,772,311
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                       826,477        21,885,030       593,328        13,533,791
---------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                16,540,521       383,078,048    41,795,514       813,441,370
---------------------------------------------------------------------------------------------------------------------
  Class B                                                 2,102,927        47,274,883     3,831,332        73,061,374
---------------------------------------------------------------------------------------------------------------------
  Class C                                                    71,213         1,602,275        31,251           600,022
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                       217,868         5,146,039       456,144         9,035,386
---------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                               (50,133,647)   (1,282,020,107)  (79,734,776)   (1,740,229,701)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                (6,174,366)     (155,447,302)   (4,228,997)      (89,772,805)
---------------------------------------------------------------------------------------------------------------------
  Class C                                                  (926,007)      (23,418,060)     (246,074)       (5,178,145)
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                      (391,478)      (10,387,047)     (458,838)      (10,266,383)
---------------------------------------------------------------------------------------------------------------------
                                                         22,436,631   $   531,073,890    38,087,829   $   716,250,175
=====================================================================================================================

                            AIM WEINGARTEN FUND

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Institutional Class capital stock outstanding during each of the years in the five-year period ended October 31, 1999.

                                    1999        1998        1997        1996        1995
                                  --------     -------    --------    --------    --------
Net asset value, beginning of
period                            $  22.18     $ 23.05    $  20.46    $  20.48    $  17.94
--------------------------------  --------     -------    --------    --------    --------
Income from investment
  operations:
  Net investment income               0.02        0.10        0.08        0.17        0.10
--------------------------------  --------     -------    --------    --------    --------
  Net gains on securities (both
    realized and unrealized)          8.32        2.43        4.90        2.52        4.35
--------------------------------  --------     -------    --------    --------    --------
    Total from investment
     operations                       8.34        2.53        4.98        2.69        4.45
--------------------------------  --------     -------    --------    --------    --------
Less distributions:
  Dividends from net investment
    income                           (0.10)         --       (0.15)         --       (0.13)
--------------------------------  --------     -------    --------    --------    --------
  Distributions from net
    realized gains                   (1.46)      (3.40)      (2.24)      (2.71)      (1.78)
--------------------------------  --------     -------    --------    --------    --------
    Total distributions              (1.56)      (3.40)      (2.39)      (2.71)      (1.91)
--------------------------------  --------     -------    --------    --------    --------
Net asset value, end of period    $  28.96     $ 22.18    $  23.05    $  20.46    $  20.48
================================  ========     =======    ========    ========    ========
Total return                         39.20%      12.79%      27.37%      15.34%      28.69%
================================  ========     =======    ========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                        $114,076     $72,884    $ 62,124    $ 60,483    $ 54,332
================================  ========     =======    ========    ========    ========
Ratio of expenses to average net
  assets(a)                           0.63%(b)    0.62%       0.64%       0.65%       0.70%
================================  ========     =======    ========    ========    ========
Ratio of net investment income
  to average net assets(c)            0.02%(b)    0.49%       0.50%       0.80%       0.45%
================================  ========     =======    ========    ========    ========
Portfolio turnover rate                124%        125%        128%        159%        139%
================================  ========     =======    ========    ========    ========

(a) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.68%, 0.67%, 0.68%, 0.68% and 0.72% for 1998-1995.

(b) Ratios are based on average net assets of $99,738,345.

(c) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were (0.03)%, 0.44%, 0.46%, 0.77% and 0.43% for 1998-1995.


                              AIM WEINGARTEN FUND
                                      FS-33